UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Annual Report September 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R6	Class I

Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCSRX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRFX	NFRIX
Nuveen Symphony High Yield Bond Fund	NSYAX	NSYCX	—	NSYIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

There may be at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has risen against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in their stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 23, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Symphony High Yield Bond Fund

The Fund’s portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, Chief Investment Officer and Chief Executive Officer at Symphony and Jenny Rhee manage the Nuveen Symphony Credit Opportunities Fund and the Nuveen Symphony High Yield Bond Fund, while Gunther and Scott Caraher oversee the investments of the Nuveen Symphony Floating Rate Income Fund.

Here they discuss the U.S. economic and financial market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended September 30, 2015.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting, the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. This assessment will take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial and international developments. At the Fed’s October 2015 meeting (subsequent to the close of this reporting period), the Committee again held steady, while opening the door for a potential December rate hike.

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s preliminary gross domestic product (GDP) estimate, the U.S. economy increased at a 1.5% annualized rate in the third quarter of 2015, as measured by GDP, compared with increases of 3.9% in the second quarter, 0.6% in the first quarter of 2015 and 2.2% in the fourth quarter 2014. The deceleration in real GDP in the third quarter primarily reflected a downturn in private inventory investment and decelerations in exports, in nonresidential fixed investment, in state and local government spending and in residential fixed investment that were partly offset by a deceleration in imports. The Consumer Price Index (CPI) decreased 0.2% essentially unchanged year-over-year as of September 2015. The core CPI (which excludes food and energy) increased 1.9% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of September 2015, the U.S. unemployment rate was 5.1%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for August 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.1% for the twelve months ended August 2015 (most recent data available at the time this report was prepared).

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and the Organization of the Petroleum Exporting Countries (OPECs) refusal to cede market share. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Later in the reporting period, political drama dominated the news including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. In late June, Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). By mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by the country’s central bank to prop up the market by cutting interest rates to a record low. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices. By August 2015, oil prices had fallen to their lowest levels of the reporting period with prices for West Texas Intermediate (WTI) crude dipping below the $40/barrel level for a short time. Following the drop, the price of WTI crude oil edged up slightly and ended the reporting period around $45/barrel.

The financial environment during the reporting period proved to be challenging for the riskier areas of the bond market with corporate bonds, particularly in the high yield area, falling short of Treasuries and the broader bond market. The high yield segment was down nearly 3% as bonds from energy and commodity-related issuers exhibited significant volatility due to the sharp drop in oil prices and uncertainty about base commodity prices. The broader bond market, as measured by the Barclays U.S. Aggregate Bond Index, posted a return of 2.94% for the reporting period. At the top of the capital structure, loan markets as measured by the Credit Suisse Leverage Loan Index posted positive returns for the reporting period with a return of 1.23%. On the heels of persistent technical weakness toward the end of 2014 the loan market had rallied closer to par by the end of the reporting period as the pace of retail outflows materially slowed and institutional demand, predominantly collateralized loan obligation (CLO) issuance, remained strong. In addition, the overall light supply in new issuance for the first quarter helped drive prices higher on continued demand for loan assets. Default rates remain below historical levels.

6	Nuveen Investments

How did the Funds perform during the twelve-month reporting period ended September 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds’ for the one-year, five-year and/or since inception periods ended September 30, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its comparative market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2015?

Our investment process for the Nuveen Symphony Credit Opportunities Fund, the Nuveen Symphony Floating Rate Income Fund and the Nuveen Symphony High Yield Bond Fund is based upon fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We evaluate the potential upside and downside to any credit and concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms that have enough assets to support meaningful recovery in case of default. Focusing on downside risk management, we favor opportunities where valuations can be quantified and risks assessed.

There has been an increased focus on the structure of many senior loans in the market, including London Inter-Bank Offered Rate (LIBOR) floors. The Funds have owned, or currently own, loans with the LIBOR floor feature. The coupon on most senior loans consists of both LIBOR (usually 90-day U.S. LIBOR) plus a spread. For example, a senior loan might have a coupon structure of “LIBOR plus 400 basis points (bp)” in which the coupon consists of 90-day LIBOR, plus 400bp. Given today’s relatively low LIBOR rate, however, many issuers have put in place LIBOR floors to enhance the yield (and satisfy demand from investors) for newly issued loans. LIBOR floors, as the name suggests, put a “floor” on the reference LIBOR rate. LIBOR floors typically range from 150bp to 50bp. A loan with a LIBOR floor might have a structure of LIBOR + 400bp with a 100bp LIBOR floor. In this example, the effective coupon is 5% (100bp + 400bp). As a result, as LIBOR rises from current levels, the yield on a senior loan with a LIBOR floor will not rise in lockstep until after the reference LIBOR rate exceeds the LIBOR floor. Although many loans have LIBOR floors, the asset class is one of the few that will float when interest rates begin to rise, we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at NAV underperformed the BofA/Merrill Lynch U.S. High Yield Master II Index, the Custom Benchmark Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

Several factors contributed to the Fund’s underperformance versus its benchmark, especially our holdings in the oil, gas and consumable fuels, media and diversified telecommunications industry groups. During the reporting period, energy-related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. While we began reducing our exposure to the sector ahead of the steep decline in oil prices last fall, we continued to maintain modest exposures that detracted from overall performance. Specifically, the bonds of Halcon Resources Corporation, Sandridge Energy Inc. and Energy & Exploration Partners Inc. detracted from performance. Lastly, detracting from performance was Clear Channel Communications, Inc., a leading global media and entertainment company. These bonds have attractive yields but trade lower during declining credit markets.

Several factors positively contributed to performance during the reporting period, including the food and staples retailing, health care equipment supplies and hotels, restaurants and leisure industry groups. In particular, the bonds of food retailer Albertson’s LLC contributed to performance during the reporting period. The company’s bonds continue to trade up on positive earnings momentum.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

We believe these bonds offer an attractive coupon relative to the rest of the industry and broad market. Both the industry and the company have performed well during the reporting period. In addition, bonds held in Freescale Semiconductor Inc. contributed to performance. It was announced during the reporting period that the company would be acquired by NXP Semiconductor. The merger will create a high performance mixed signal semiconductor sector leader, with combined revenue of greater than $10 billion. Also contributing to performance were bonds in Truven Health Analytics Inc., a U.S. provider of data to hospitals, doctors and companies. The company is preparing for an initial public offering it hopes will value it at more than $3 billion and the bonds traded up on the news.

The Fund also invested in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened. During the current reporting period these contracts had a positive effect on performance.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV underperformed the Credit Suisse Leveraged Loan Index and the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

During the reporting period, the Fund’s capital was deployed into assets that we believe offered attractive current income and yield for the associated risk profile. Fundamentally, we believe that many of these companies have stable businesses, good asset coverage for senior debt holders and can perform well in a stable to slow-growth environment.

At the top of the capital structure, loan markets posted positive returns and outperformed high yield bonds for the reporting period. On the heels of persistent technical weakness toward the end of 2014, the loan market had rallied closer to par by the end of the reporting period as the pace of retail outflows materially slowed and institutional demand, predominantly collateralized loan obligation (CLO) issuance, remained strong. In addition, the overall light new issue supply helped drive prices higher on continued demand for loan assets.

From an index industry group perspective, loans in the food supplies and staples retailing, hotels, restaurants and leisure and health care equipment and supplies industries were top performers. Higher quality BB rated and B rated names did better than their lower split B/CCC rated counterparts and distressed names. At the issuer level, the Fund benefited from holding loans in US Foods, Inc. and Albertson’s LLC. We believe the food and staples retailing industry group has historically been more defensive during periods of volatility. These loans offer an attractive coupon relative to the rest of the industry group and broad market. Both the industry group and the companies have performed well during the reporting period. Lastly, our bond and loan holdings in Kinetic Concepts, a leading health care equipment company, contributed to performance. The solid coupon and shorter maturity coupled with the likelihood that the loan will be refinanced in the next year has led to stability in the price and the attractive income has contributed to performance.

The Fund’s holdings in the oil, gas and consumable fuels, media and diversified telecommunications services industry group contributed to the Fund’s underperformance versus its benchmark. While we began reducing our exposure to energy related industries ahead of the steep decline in oil prices, we continued to maintain modest exposures that detracted from overall performance. Specifically, the loans of Fieldwood Energy LLC and bonds of Chaparral Energy Inc. detracted from performance. Clear Channel Communications, Inc., a leading global media and entertainment company, also detracted from performance. These loans and bonds have attractive yields but trade lower during declining credit markets. Also detracting from performance were positions in Millennium Laboratories, Inc., a health care service company.

8	Nuveen Investments

Nuveen Symphony High Yield Bond Fund

The Fund’s Class A Shares at NAV underperformed both the BofA/Merrill Lynch U.S. High Yield Master II Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in below investment grade bonds using a bottom up, research driven process. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds rated below investment grade or, if unrated, of comparable quality. The Fund may invest up to 20% of its net assets, collectively, in the bank loans, convertible securities and equity securities.

We base our investment process on fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms with enough assets to support meaningful recovery in case of default. Our focus on downside risk management favors opportunities wherein valuations can be quantified and risks assessed.

The high yield bond market experienced volatility through the reporting period, but ended the period returning -3.57%, as measured by the BofA/Merrill Lynch U.S. High Yield Master II Index. High yield new issuance totaled $313 billion during the reporting period. The trailing twelve-month par-weighted default rate is 1.51% as of September 30, 2015, which remains well below the 3.3% long-term historical average default rate.

During the reporting period, our oil, gas and consumable fuels, diversified telecommunications and media industry groups contributed to the Fund’s underperformance versus its benchmark. Energy related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. While we began reducing our exposure to the industry group ahead of the steep decline in oil prices last fall, we continued to maintain modest exposures that detracted from overall performance. Specifically, the bonds of Chaparral Energy Inc., Halcon Resources Corporation and Triangle USA Petroleum Corporation detracted from performance. Also detracting from performance was Clear Channel Communications, Inc., a leading global media and entertainment company. These bonds have attractive yields but trade lower during declining credit markets.

During the reporting period, holdings within the marine, health care providers & services, and gas utility industry groups contributed the most to overall performance. At the issuer level, the bonds of Regency Gas Services were among the top individual contributors to performance. Regency Gas Services is a Master Limited Partnership. During the reporting period, it was announced that Energy Transfer Partners and Regency Energy Partners would merge in an $18 billion unit for unit transaction. The news contributed to the bond’s performance. Also contributing to performance was our holding in Salix Pharmaceutical Limited. Near the end of the reporting, Valeant Pharmaceuticals International Inc. announced the acquisition of Salix and the bonds traded up on the news. Lastly, Navios Maritime Acquisition Corporation also contributed. The company is the owner and operator of tanker vessels focusing in the transportation of petroleum products and bulk liquid chemicals. The bonds traded-up during the reporting period on positive industry trends, namely depressed energy prices continuing to drive tanker demand, in addition to a corporate credit upgrade.

Nuveen Investments	9

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Symphony Credit Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony High Yield Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, liquidity risk, income risk and bond market liquidity risk which is the risk that Fund performance can be negatively affected if the Fund must sell securities at lower prices due to decreased market liquidity and increased price volatility when primary dealers of bonds have low inventories relative to the overall fixed income markets. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Because the Fund currently has less assets than a larger Fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject the Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2015, Nuveen Symphony High Yield Bond Fund had a zero UNII balance while Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund had positive UNII balances for tax purposes. Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund had positive UNII balances and Nuveen Symphony High Yield Bond Fund had a negative UNII balance for financial reporting purposes.

10	Nuveen Investments

All monthly dividends paid by the Funds during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	11

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12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(5.48)%	5.85%	6.23%
Class A Shares at maximum Offering Price	(9.97)%	4.82%	5.28%
BofA/Merrill Lynch U.S. High Yield Master II Index	(3.57)%	5.94%	6.30%
Custom Benchmark Index	(1.66)%	5.52%	5.74%
Lipper High Yield Funds Classification Average	(3.77)%	5.18%	5.53%

Class C Shares	(6.21)%	5.06%	5.43%
Class I Shares	(5.23)%	6.11%	6.49%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(5.27)%	(5.27)%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 4/28/10. Since inception return for Class R6 Shares is from 10/01/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Expense Ratios	1.00%	1.75%	0.67%	0.75%

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(0.04)%	4.54%
Class A Shares at maximum Offering Price	(3.04)%	3.82%
Credit Suisse Leveraged Loan Index	1.23%	3.97%
Lipper Loan Participation Funds Classification Average	0.20%	3.13%

Class C Shares	(0.82)%	3.74%
Class I Shares	0.21%	4.80%

Cumulative
Since Inception
Class R6 Shares	0.03%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/02/11. Since inception return for Class R6 Shares is from 1/28/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Expense Ratios	0.98%	1.73%	0.70%	0.72%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Symphony High Yield Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of September 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(7.25)%	4.30%
Class A Shares at maximum Offering Price	(11.65)%	2.51%
BofA/Merrill Lynch U.S. High Yield Master II Index	(3.57)%	2.76%
Lipper High Yield Funds Classification Average	(3.77)%	2.14%

Class C Shares	(7.93)%	3.52%
Class I Shares	(7.01)%	4.55%

Since inception returns are from 12/10/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.18%	2.10%	1.11%
Net Expense Ratios	1.07%	1.82%	0.82%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of September 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Yields as of September 30, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	6.04%	5.53%	6.61%	6.62%
SEC 30-Day Yield-Subsidized	7.13%	6.71%	7.85%	7.76%
SEC 30-Day Yield-Unsubsidized	7.13%	6.71%	7.85%	7.76%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.36%	3.71%	4.73%	4.73%
SEC 30-Day Yield-Subsidized	4.23%	3.60%	4.63%	4.61%
SEC 30-Day Yield-Unsubsidized	4.23%	3.60%	4.63%	4.61%

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	5.69%	5.14%	6.23%
SEC 30-Day Yield-Subsidized	6.61%	6.15%	7.20%
SEC 30-Day Yield-Unsubsidized	6.23%	5.45%	6.49%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

20	Nuveen Investments

Holding

Summaries as of September 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	0.6%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	1.0%
Corporate Bonds	76.9%
Variable Rate Senior Loan Interests	10.9%
Repurchase Agreements	7.3%
Other Assets Less Liabilities	3.3%
Net Assets	100%

Top Five Holdings

(% of net assets)

Repurchase Agreements	7.3%
IntelSat Limited	1.9%
Truven Health Analytics Inc.	1.6%
Clear Channel Communications, Inc.	1.4%
Scientific Games International Inc.	1.4%

Portfolio Composition

(% of net assets)

Media	10.0%
Software	6.0%
Health Care Equipment & Supplies	5.3%
Health Care Providers & Services	5.0%
Oil, Gas & Consumable Fuels	4.8%
Food & Staples Retailing	3.9%
Hotels, Restaurants & Leisure	3.8%
Communications Equipment	3.6%
Wireless Telecommunication Services	3.5%
Diversified Telecommunication Services	3.4%
Semiconductors & Semiconductor Equipment	3.0%
Pharmaceuticals	2.9%
Real Estate Investment Trust	2.7%
Consumer Finance	2.2%
Diversified Consumer Services	2.1%
Containers & Packaging	2.0%
Specialty Retail	1.9%
Insurance	1.5%
Commercial Services & Supplies	1.5%
Internet Software & Services	1.3%
Other	19.0%
Repurchase Agreements	7.3%
Other Assets Less Liabilities	3.3%
Net Assets	100%

Portfolio Credit Quality1

(% of total long-term investments)

BBB	1.1%
BB or Lower	97.0%
N/R (not rated)	1.3%
N/A (not applicable)	0.6%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	21

Holding Summaries (continued)

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.3%
$25 Par (or similar) Retail Preferred	0.0%
Corporate Bonds	12.2%
Variable Rate Senior Loan Interests	82.3%
Repurchase Agreements	8.1%
Other Assets Less Liabilities	(2.9)%
Net Assets	100%

Top Five Holdings

(% of net assets)

Repurchase Agreements	8.1%
Albertson’s LLC, Term Loan B4	3.3%
US Foods, Inc., Incremental Term Loan	2.9%
Cumulus Media, Inc., Term Loan B	1.6%
Clear Channel Communications, Inc., Tranche D, Term Loan	1.5%

Portfolio Composition

(% of net assets)

Media	11.2%
Health Care Providers & Services	7.0%
Health Care Equipment & Supplies	6.4%
Software	5.5%
Food & Staples Retailing	5.4%
Diversified Consumer Services	5.4%
Pharmaceuticals	4.0%
Hotels, Restaurants & Leisure	4.0%
Food Products	4.0%
Diversified Telecommunication Services	3.2%
Consumer Finance	2.8%
Semiconductors & Semiconductor Equipment	2.7%
Real Estate Investment Trust	2.3%
Automobiles	2.0%
Technology Hardware, Storage & Peripherals	2.0%
Commercial Services & Supplies	1.8%
Airlines	1.8%
Chemicals	1.6%
Internet Software & Services	1.6%
Machinery	1.4%
Other	18.7%
Repurchase Agreements	8.1%
Other Assets Less Liabilities	(2.9)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	6.1%
BB or Lower	92.9%
N/R (not rated)	0.7%
N/A (not applicable)	0.3%
Total	100%

22	Nuveen Investments

Nuveen Symphony High Yield Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	80.8%
Variable Rate Senior Loan Interests	6.5%
Convertible Bonds	1.1%
Repurchase Agreements	12.2%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Top Five Holdings

(% of net assets)

Repurchase Agreements	12.2%
Cenveo Corporation	2.7%
Dish DBS Corporation	2.7%
BMC Software Finance Inc.	2.6%
Numericable Group SA	2.3%

Portfolio Composition

(% of net assets)

Media	10.7%
Oil, Gas & Consumable Fuels	7.3%
Wireless Telecommunication Services	7.0%
Software	5.7%
Health Care Providers & Services	4.1%
Hotels, Restaurants & Leisure	3.3%
Pharmaceuticals	3.3%
Health Care Equipment & Supplies	3.0%
Food & Staples Retailing	2.9%
Commercial Services & Supplies	2.7%
Diversified Telecommunication Services	2.6%
Multiline Retail	2.6%
Real Estate Investment Trust	2.6%
Internet Software & Services	2.5%
Containers & Packaging	2.5%
Professional Services	2.4%
Transportation Infrastructure	2.1%
Communications Equipment	2.0%
Other	19.1%
Repurchase Agreements	12.2%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	2.7%
BB or Lower	97.2%
N/R (not rated)	0.1%
Total	100%

Nuveen Investments	23

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2015.

The beginning of the period is April 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$941.20	$937.50	$942.50	$942.40
Expenses Incurred During Period	$4.96	$8.60	$3.36	$3.75
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.95	$1,016.19	$1,021.61	$1,021.21
Expenses Incurred During Period	$5.16	$8.95	$3.50	$3.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 0.69% and 0.77% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

24	Nuveen Investments

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$982.20	$978.00	$983.40	$983.40
Expenses Incurred During Period	$4.77	$8.48	$3.38	$3.53
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.26	$1,016.50	$1,021.66	$1,021.51
Expenses Incurred During Period	$4.86	$8.64	$3.45	$3.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 0.68% and 0.71% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$944.80	$941.50	$946.00
Expenses Incurred During Period	$5.22	$8.86	$4.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.70	$1,015.94	$1,020.96
Expenses Incurred During Period	$5.42	$9.20	$4.15

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.82% and 0.82% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	25

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust III:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Symphony Credit Opportunities Fund, Nuveen Symphony Floating Rate Income Fund and Nuveen Symphony High Yield Bond Fund (three of the funds comprising Nuveen Investment Trust III) (the “Funds”) as of September 30, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2015, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

November 25, 2015

26	Nuveen Investments

Symphony Credit Opportunities Fund

Portfolio of Investments	September 30, 2015

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 89.4%

	COMMON STOCKS – 0.6%

	Diversified Consumer Services – 0.6%

180,828	Cengage Learning Holdings II LP, (2), (8)				$4,791,942

10,050,480	Education Management Corporation, (2)				100,505
	Total Diversified Consumer Services				4,892,447

	Media – 0.0%

9,292	Tribune Media Company, (4)				—
	Total Common Stocks (cost $5,923,843)				4,892,447

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Diversified Consumer Services – 0.0%

11,184	Education Management Corporation	7.500%		N/R	$209,700
	Total $25 Par (or similar) Retail Preferred (cost $26,272)				209,700

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLES BONDS – 1.0%

	Oil, Gas & Consumable Fuels – 0.5%

$5,000	Cobalt International Energy, Inc.	2.625%	12/01/19	CCC–	$3,556,250

6,000	Energy and Exploration Partners Inc.	8.000%	7/01/19	N/R	915,000
11,000	Total Oil, Gas & Consumable Fuels				4,471,250

	Semiconductors & Semiconductor Equipment – 0.5%

4,000	NXP Semiconductor NV, 144A	1.000%	12/01/19	BB–	4,417,500
$15,000	Total Convertible Bonds (cost $12,649,132)				8,888,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 76.9%

	Aerospace & Defense – 1.0%

$4,700	Sequa Corporation, 144A	7.000%	12/15/17	CCC–	$2,397,000

4,000	TransDigm Inc.	6.500%	7/15/24	B–	3,759,400

3,000	Triumph Group Inc.	5.250%	6/01/22	Ba3	2,760,000
11,700	Total Aerospace & Defense				8,916,400

	Airlines – 0.2%

2,250	American Airlines Group Inc., 144A	4.625%	3/01/20	B+	2,193,750

	Automobiles – 0.4%

3,545	DriveTime Automotive Group Inc, DT Acceptance Corporation, 144A	8.000%	6/01/21	B	3,190,500

	Chemicals – 1.0%

7,000	Hexion Inc.	6.625%	4/15/20	B3	5,950,000

Nuveen Investments	27

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Chemicals (continued)

$2,500	Huntsman International LLC, 144A	5.125%	11/15/22	B+	$2,143,750

1,000	Ineos Group Holdings SA, 144A	6.125%	8/15/18	B–	942,500
10,500	Total Chemicals				9,036,250

	Commercial Services & Supplies – 1.0%

5,000	Cenveo Corporation, 144A	6.000%	8/01/19	B	4,200,000

1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	1,584,000

3,000	West Corporation, 144A	5.375%	7/15/22	B+	2,771,250
9,650	Total Commercial Services & Supplies				8,555,250

	Communications Equipment – 2.9%

7,000	Alcatel Lucent USA Inc., 144A	6.750%	11/15/20	B+	7,367,500

4,500	Avaya Inc., 144A	7.000%	4/01/19	B1	3,566,250

12,300	Avaya Inc., 144A	10.500%	3/01/21	CCC+	5,658,000

1,500	CommScope Inc., 144A	5.000%	6/15/21	B	1,466,250

2,550	CommScope Inc., 144A	5.500%	6/15/24	B	2,435,250

3,510	CommScope Technologies Finance LLC, 144A	6.000%	6/15/25	B	3,367,424

2,000	Nortel Networks Limited, (3)	4.528%	7/15/11	N/R	1,740,000
33,360	Total Communications Equipment				25,600,674

	Construction & Engineering – 0.3%

2,250	Shea Homes LP, 144A	5.875%	4/01/23	B+	2,300,625

	Construction Materials – 0.6%

3,445	Gates Global LLC, 144A	6.000%	7/15/22	B	2,773,225

2,250	Norbord Inc., 144A	6.250%	4/15/23	Ba2	2,200,781
5,695	Total Construction Materials				4,974,006

	Consumer Finance – 2.2%

8,925	First Data Corporation	12.625%	1/15/21	B	10,141,031

6,435	First Data Corporation	11.750%	8/15/21	B–	7,142,850

1,900	Springleaf Finance Corporation	6.000%	6/01/20	B	1,907,125
17,260	Total Consumer Finance				19,191,006

	Containers & Packaging – 2.0%

6,600	Ardagh Packaging Finance / MP HD USA, 144A	6.250%	1/31/19	CCC+	6,567,000

4,000	BWAY Holding Company, 144A	9.125%	8/15/21	CCC	3,860,000

6,000	Cascades Inc., 144A	5.500%	7/15/22	Ba3	5,700,000

1,750	Sealed Air Corporation, 144A	5.500%	9/15/25	BB	1,776,250
18,350	Total Containers & Packaging				17,903,250

	Diversified Consumer Services – 0.2%

2,250	Ahern Rentals Inc., 144A	7.375%	5/15/23	B	1,957,500

	Diversified Financial Services – 1.1%

5,000	Alphabet Holding Company, Inc.	7.750%	11/01/17	CCC+	4,862,500

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Diversified Financial Services (continued)

$2,015	Argos Merger Sub Inc., 144A	7.125%	3/15/23	B–	$2,037,669

3,150	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	2,980,688
10,165	Total Diversified Financial Services				9,880,857

	Diversified Telecommunication Services – 3.4%

5,000	Frontier Communications Corporation, 144A	11.000%	9/15/25	BB	4,837,500

25,500	IntelSat Limited	8.125%	6/01/23	CCC+	16,575,000

1,455	Level 3 Financing Inc., 144A	5.125%	5/01/23	BB	1,391,344

2,000	Level 3 Financing Inc.	7.000%	6/01/20	BB	2,070,000

1,750	Level 3 Financing Inc.	6.125%	1/15/21	BB	1,799,018

2,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	1,945,000

2,000	SBA Communications Corporation	4.875%	7/15/22	B	1,962,500
39,705	Total Diversified Telecommunication Services				30,580,362

	Electric Utilities – 0.9%

4,250	PPL Energy Supply LLC, 144A	6.500%	6/01/25	Ba3	3,655,000

5,000	RJS Power Holdings LLC, 144A	5.125%	7/15/19	Ba3	4,550,000
9,250	Total Electric Utilities				8,205,000

	Electrical Equipment – 0.1%

1,325	EnerSys, 144A	5.000%	4/30/23	BB+	1,285,250

	Electronic Equipment, Instruments & Components – 0.4%

3,500	Zebra Technologies Corporation, 144A	7.250%	10/15/22	B+	3,727,500

	Energy Equipment & Services – 0.7%

2,000	Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B–	1,532,500

5,000	NGPL PipeCo LLC	7.119%	12/15/17	Caa2	4,750,000
7,000	Total Energy Equipment & Services				6,282,500

	Food & Staples Retailing – 3.3%

10,486	Albertsons Holdings LLC/Saturn Acquisition Merger Sub Inc., 144A	7.750%	10/15/22	B2	11,236,273

6,000	Albertson’s, Inc.	7.450%	8/01/29	CCC+	5,880,000

9,625	Rite Aid Corporation, 144A	6.125%	4/01/23	B	9,552,813

1,600	Rite Aid Corporation	9.250%	3/15/20	B	1,700,000

1,200	Rite Aid Corporation	6.750%	6/15/21	B	1,230,000
28,911	Total Food & Staples Retailing				29,599,086

	Food Products – 0.4%

3,000	WhiteWave Foods Company	5.375%	10/01/22	BB–	3,112,500

	Gas Utilities – 0.2%

2,000	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	2,050,000

	Health Care Equipment & Supplies – 4.5%

1,335	Hologic Incorporated, 144A	5.250%	7/15/22	BB	1,348,350

Nuveen Investments	29

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Health Care Equipment & Supplies (continued)

$9,575	Kinetic Concepts	12.500%	11/01/19	CCC+	$10,161,469

8,750	Ortho-Clinical Diagnostics Inc., 144A	6.625%	5/15/22	CCC+	7,525,000

10,500	Tenet Healthcare Corporation	5.000%	3/01/19	B3	10,158,750

8,300	Tenet Healthcare Corporation	8.125%	4/01/22	B3	8,822,070

2,030	Tenet Healthcare Corporation	6.750%	6/15/23	B3	2,014,775
40,490	Total Health Care Equipment & Supplies				40,030,414

	Health Care Providers & Services – 4.5%

4,000	Community Health Systems, Inc.	5.125%	8/01/21	BB	4,070,000

2,000	Envision Healthcare Corporation, 144A	5.125%	7/01/22	B	1,995,000

2,365	HealthSouth Corporation	5.750%	11/01/24	B+	2,335,438

7,500	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	7,715,625

2,250	Mallinckrodt International Finance SA, 144A	5.500%	4/15/25	BB–	2,005,313

2,000	MPH Acquisition Holdings LLC, 144A	6.625%	4/01/22	CCC+	2,000,000

2,000	Prospect Medical Holdings Inc., 144A	8.375%	5/01/19	B1	2,090,000

3,600	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	3,564,000

13,200	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	13,794,000
38,915	Total Health Care Providers & Services				39,569,376

	Health Care Technology – 0.9%

7,500	MedAssets Inc.	8.000%	11/15/18	B	7,650,000

	Hotels, Restaurants & Leisure – 3.6%

3,550	Interval Acquisition Corporation, 144A	5.625%	4/15/23	BB–	3,496,750

7,750	Landrys Holdings, 144A	10.250%	1/01/18	CCC+	7,943,750

1,200	MGM Resorts International Inc.	7.750%	3/15/22	BB	1,278,000

2,500	Norwegian Cruise Lines, 144A	5.250%	11/15/19	BB–	2,548,450

2,000	Scientific Games Corporation	8.125%	9/15/18	B–	1,860,000

17,000	Scientific Games International Inc.	6.625%	5/15/21	B–	12,240,000

2,600	Station Casinos LLC	7.500%	3/01/21	CCC+	2,704,000
36,600	Total Hotels, Restaurants & Leisure				32,070,950

	Household Durables – 0.9%

2,000	KB Home	4.750%	5/15/19	B+	1,922,500

1,950	KB Home	7.000%	12/15/21	B+	1,954,875

4,000	Tri Pointe Holdings Inc.	4.375%	6/15/19	BB–	3,920,000
7,950	Total Household Durables				7,797,375

	Household Products – 0.7%

1,300	Revlon Consumer Products	5.750%	2/15/21	B	1,261,000

3,000	Serta Simmons Holdings LLC, 144A	8.125%	10/01/20	CCC+	3,146,250

1,500	Sprectum Brands Inc., 144A	5.750%	7/15/25	BB–	1,530,000
5,800	Total Household Products				5,937,250

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Independent Power & Renewable Electricity Producers – 0.4%

$2,000	Dynegy Inc.	7.375%	11/01/22	B+	$2,017,500

1,700	Dynegy Inc.	7.625%	11/01/24	B+	1,717,000
3,700	Total Independent Power & Renewable Electricity Producers				3,734,500

	Insurance – 1.5%

2,000	Fidelity & Guaranty Life Holdings Inc., 144A	6.375%	4/01/21	BB–	2,080,000

10,100	Hockey Merger Sub 2 Inc., 144A	7.875%	10/01/21	CCC+	9,645,500

1,800	Hub Holdings LLC/Hub Holdings Finance LLC, 144A	8.125%	7/15/19	CCC+	1,737,000
13,900	Total Insurance				13,462,500

	Internet & Catalog Retail – 0.7%

6,400	Netflix Incorporated, 144A	5.500%	2/15/22	B+	6,464,000

	Internet Software & Services – 0.3%

2,500	Sabre GLBL Inc., 144A	5.375%	4/15/23	BB–	2,462,500

	IT Services – 0.7%

4,000	CDW LLC Finance	5.500%	12/01/24	B+	4,000,000

2,900	NeuStar Inc.	4.500%	1/15/23	B+	2,436,000
6,900	Total IT Services				6,436,000

	Leisure Products – 0.6%

2,000	Carlson Travel Holdings Inc., 144A	7.500%	8/15/19	B–	2,005,000

500	Party City Holdco Inc.	6.125%	8/15/23	B3	503,750

2,750	Vista Outdoor Inc., 144A	5.875%	10/01/23	BB+	2,791,250
5,250	Total Leisure Products				5,300,000

	Machinery – 0.5%

1,750	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	1,653,750

3,000	Xerium Technologies	8.875%	6/15/18	B	3,045,000
4,750	Total Machinery				4,698,750

	Marine – 0.9%

2,800	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	2,786,000

7,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	5,110,000
9,800	Total Marine				7,896,000

	Media – 8.5%

3,000	Affinion Group Inc.	7.875%	12/15/18	CCC–	2,205,000

1,790	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	1,718,400

1,800	Cable One Inc., 144A	5.750%	6/15/22	BB	1,773,900

2,375	CCO Holdings LLC Finance Corporation, 144A	5.125%	5/01/23	BB–	2,189,513

4,000	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	3,522,500

8,000	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	4,240,000

30,088	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	12,467,518

1,000	Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	865,000

Nuveen Investments	31

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Media (continued)

$3,500	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	$2,940,875

500	Clear Channel Worldwide	7.625%	3/15/20	B	498,750

1,100	Clear Channel Worldwide	7.625%	3/15/20	B	1,102,750

1,500	Dish DBS Corporation	5.875%	7/15/22	BB–	1,327,500

1,500	Dish DBS Corporation	5.000%	3/15/23	BB–	1,256,250

2,500	Dish DBS Corporation	5.875%	11/15/24	BB–	2,123,438

2,000	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	2,000,000

9,600	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	10,488,000

2,125	Media General Financing Sub Inc., 144A	5.875%	11/15/22	B+	2,109,063

1,000	Mediacom LLC	7.250%	2/15/22	B	995,000

2,875	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B	2,860,625

8,350	Numericable Group SA, 144A	6.000%	5/15/22	B+	8,047,313

4,250	Numericable Group SA, 144A	6.250%	5/15/24	B+	4,090,625

2,500	Regal Entertainment Group	5.750%	3/15/22	B+	2,456,250

1,800	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	1,719,000

750	Virgin Media Finance PLC, 144A	6.000%	10/15/24	B	721,875

2,300	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	2,116,000
100,203	Total Media				75,835,145

	Metals & Mining – 0.7%

7,000	Signode Industrial Group, 144A	6.375%	5/01/22	CCC+	6,615,000

	Multiline Retail – 0.9%

7,375	Family Tree Escrow LLC, 144A	5.750%	3/01/23	Ba3	7,651,563

	Oil, Gas & Consumable Fuels – 3.7%

2,500	Antero Resources Corporation	5.125%	12/01/22	BB	2,150,000

1,522	Chaparral Energy Inc.	8.250%	9/01/21	CCC+	463,297

3,250	Chaparral Energy Inc.	7.625%	11/15/22	CCC+	958,750

1,200	CITGO Petroleum Corporation, 144A	6.250%	8/15/22	BB	1,146,000

2,500	Energy Transfer Equity LP	5.875%	1/15/24	BB+	2,251,250

3,875	EnQuest PLC, 144A	7.000%	4/15/22	B–	2,402,500

5,500	Halcon Resources Corporation. `	9.250%	2/15/22	Caa3	1,705,000

10,000	Legacy Reserves LP Finance Corporation	6.625%	12/01/21	B–	6,800,000

3,000	Linn Energy LLC Finance Corporation	6.250%	11/01/19	B–	765,000

3,500	Memorial Resource Development Corp.	5.875%	7/01/22	B–	3,185,000

1,000	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	910,000

1,300	Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B	1,062,750

2,750	Penn Virginia Corporation	8.500%	5/01/20	CCC	711,563

2,000	PetroBakken Energy Limited, 144A	8.625%	2/01/20	CCC	440,000

2,000	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	1,760,000

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Oil, Gas & Consumable Fuels (continued)

$8,000	Sanchez Energy Corporation	6.125%	1/15/23	B–	$5,360,000

5,000	Sandridge Energy Inc.	7.500%	2/15/23	Caa3	1,078,125
58,897	Total Oil, Gas & Consumable Fuels				33,149,235

	Pharmaceuticals – 2.9%

1,600	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	7/15/23	B1	1,580,000

850	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	2/01/25	B1	825,563

3,500	Endo Finance LLC	5.375%	1/31/23	B1	3,364,375

7,000	JLL Delta Dutch Newco BV, 144A	7.500%	2/01/22	CCC+	7,070,000

2,850	JLL/Delta Dutch Pledgeco BV, 144A	8.750%	5/01/20	CCC+	2,878,500

4,700	Valeant Pharmaceuticals International, 144A	5.500%	3/01/23	B1	4,465,000

2,900	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	2,987,000

1,370	VRX Escrow Corp., 144A	5.875%	5/15/23	B1	1,309,206

1,370	VRX Escrow Corp., 144A	6.125%	4/15/25	B1	1,304,925
26,140	Total Pharmaceuticals				25,784,569

	Professional Services – 0.8%

2,250	IHS Inc.	5.000%	11/01/22	BBB	2,162,813

4,750	Nielsen Finance LLC Co	5.000%	4/15/22	BB+	4,601,563
7,000	Total Professional Services				6,764,376

	Real Estate Investment Trust – 2.0%

5,600	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BBB–	4,984,000

4,950	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB	4,232,250

1,250	Istar Financial Inc.	4.875%	7/01/18	B+	1,209,375

7,500	Istar Financial Inc.	5.000%	7/01/19	B+	7,125,000
19,300	Total Real Estate Investment Trust				17,550,625

	Semiconductors & Semiconductor Equipment – 2.5%

3,000	Advanced Micro Devices, Inc.	6.750%	3/01/19	B–	2,073,750

5,300	Advanced Micro Devices, Inc.	7.750%	8/01/20	B–	3,431,750

4,350	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	2,784,000

9,225	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	5,719,500

8,250	Freescale Semiconductor Inc., 144A	6.000%	1/15/22	BB–	8,621,250
30,125	Total Semiconductors & Semiconductor Equipment				22,630,250

	Software – 5.3%

7,800	Audatex North America Inc., 144A	6.125%	11/01/23	BB–	7,839,000

3,750	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC	3,740,625

12,760	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	10,311,675

10,050	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	7,135,500

2,600	First Data Corporation	10.625%	6/15/21	Caa1	2,850,250

Nuveen Investments	33

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Software (continued)

$13,050	Infor Software Parent LLC and Infor Software Parent Inc., 144A	7.125%	5/01/21	CCC+	$11,484,000

1,700	SS&C Technologies Holdings, Inc., 144A	5.875%	7/15/23	B+	1,729,750

1,500	Sungard Data Systems Inc.	6.625%	11/01/19	B–	1,548,750
53,210	Total Software				46,639,550

	Specialty Retail – 1.7%

1,605	Chino Intermediate Holdings A Inc., 144A	7.750%	5/01/19	CCC	613,913

3,000	Claires Stores, Inc., 144A	9.000%	3/15/19	B3	2,392,500

1,000	Claires Stores, Inc.	10.500%	6/01/17	CC	600,000

9,350	Jo-Ann Stores Holdings Inc., 144A	9.750%	10/15/19	CCC+	7,480,000

4,330	Outerwall Inc.	5.875%	6/15/21	BB–	4,053,963
19,285	Total Specialty Retail				15,140,376

	Textiles, Apparel & Luxury Goods – 0.3%

333	Perry Ellis International	7.875%	4/01/19	B	336,330

2,400	Springs Indutries Inc-SIWF Merger Sub	6.250%	6/01/21	B	2,376,000
2,733	Total Textiles, Apparel & Luxury Goods				2,712,330

	Trading Companies & Distributors – 0.2%

2,000	Rexel SA, 144A	5.250%	6/15/20	BB	2,044,840

	Transportation Infrastructure – 0.9%

8,950	CEVA Group PLC, 144A	7.000%	3/01/21	B2	7,920,750

	Wireless Telecommunication Services – 3.5%

920	Altice Financing SA, 144A	6.625%	2/15/23	BB–	884,925

4,000	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	4,160,000

12,550	Sprint Corporation	7.875%	9/15/23	B+	10,157,655

3,600	Sprint Corporation	7.125%	6/15/24	B+	2,770,559

1,700	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,694,049

2,900	T-Mobile USA Inc.	6.731%	4/28/22	BB	2,892,749

3,500	T-Mobile USA Inc.	6.625%	4/01/23	BB	3,464,999

900	T-Mobile USA Inc.	6.836%	4/28/23	BB	890,999

1,800	T-Mobile USA Inc.	6.375%	3/01/25	BB	1,727,999

2,200	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	2,067,999
34,070	Total Wireless Telecommunication Services				30,711,933
$788,409	Total Corporate Bonds (cost $788,645,007)				683,202,423

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (7)	Ratings (5)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 10.9% (6)

	Commercial Services & Supplies – 0.5%

$839	Education Management LLC, Tranche A, Term Loan	5.500%	7/02/20	N/R	$561,155

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (7)	Ratings (5)	Value

	Commercial Services & Supplies (continued)

$1,445	Education Management LLC, Tranche B, Term Loan	2.000%	7/02/20	N/R	$822,344

3,663	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	2,976,428
5,947	Total Commercial Services & Supplies				4,359,927

	Communications Equipment – 0.7%

6,287	Avaya, Inc., Term Loan B3	4.694%	10/26/17	B1	5,187,075

1,083	Commscope, Inc., Term Loan B, First Lien	3.750%	12/29/22	BB	1,083,164
7,370	Total Communications Equipment				6,270,239

	Diversified Consumer Services – 1.3%

8,774	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	8,745,287

2,813	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,809,029

183	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	163,283
11,770	Total Diversified Consumer Services				11,717,599

	Energy Equipment & Services – 0.1%

2,114	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	1,252,700

	Food & Staples Retailing – 0.5%

4,864	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	4,874,619

	Food Products – 0.1%

1,193	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	B	1,167,159

	Health Care Equipment & Supplies – 0.8%

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	1,857,748

4,800	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	4,794,000
6,745	Total Health Care Equipment & Supplies				6,651,748

	Health Care Providers & Services – 0.5%

4,500	DJO Finance LLC, Term Loan B, First Lien	4.250%	6/08/20	Ba3	4,488,750

	Hotels, Restaurants & Leisure – 0.2%

2,080	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	2,078,565

	Internet & Catalog Retail – 0.3%

2,978	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	2,973,537

	Internet Software & Services – 1.1%

9,453	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	9,434,777

	IT Services – 0.0%

95	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	94,996

	Leisure Products – 0.2%

1,815	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	1,808,533

	Machinery – 0.4%

3,262	Xerium Technologies, Inc., Initial Term Loan	5.750%	5/17/19	BB–	3,267,770

Nuveen Investments	35

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (7)	Ratings (5)	Value

	Media – 1.5%

$1,000	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	$960,938

5,170	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	4,659,830

1,975	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B1	1,688,625

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	672,500

5,612	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	4,896,259
14,757	Total Media				12,878,152

	Oil, Gas & Consumable Fuels – 0.5%

717	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	546,572

1,749	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B–	505,688

1,992	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B	1,312,343

3,996	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	2,453,646
8,454	Total Oil, Gas & Consumable Fuels				4,818,249

	Pharmaceuticals – 0.0%

16	Graceway Pharmaceuticals LLC, Term Loan, (3)	0.000%	5/03/12	N/R	16,538

	Real Estate Investment Trust – 0.7%

4,863	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB	4,564,965

1,654	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	1,539,460
6,517	Total Real Estate Investment Trust				6,104,425

	Real Estate Management & Development – 0.1%

1,102	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,113,434

	Software – 0.8%

7,469	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	6,803,999

	Specialty Retail – 0.2%

1,700	Staples, Inc., Term Loan B, First Lien, WI/DD	TBD	TBD	BBB	1,695,852

	Textiles, Apparel, & Luxury Goods – 0.1%

3,000	Gymboree Corporation, Term Loan	9.125%	12/01/18	CCC–	930,000

	Transportation Infrastructure – 0.3%

122	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	109,521

976	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	876,168

681	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	611,539

707	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	635,221
2,486	Total Transportation Infrastructure				2,232,449
$109,687	Total Variable Rate Senior Loan Interests (cost $109,210,950)				97,034,017
	Total Long-Term Investments (cost $916,455,204)				794,227,337

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 7.3%

	REPURCHASE AGREEMENTS – 7.3%

$64,828	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/15, repurchase price $64,828,342, collateralized by: $19,795,000 U.S. Treasury Notes, 2.125%, due 6/30/22, value $20,364,106 and $45,085,000 U.S. Treasury Notes, 1.625%, due 6/30/20, value $45,761,275	0.000%	10/01/15	$64,828,342
	Total Short-Term Investments (cost $64,828,342)			64,828,342
	Total Investments (cost $981,283,546) – 96.7%			859,055,679
	Other Assets Less Liabilities – 3.3% (9)			28,967,109
	Net Assets – 100%			$888,022,788

Investments in Derivatives as of September 30, 2015

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (10)	Current Credit Spread (11)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan	Advanced Micro Devices, Inc.	Buy	16.17%	$5,000,000	5.000%	12/20/20	$1,536,365	$172,096

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing: issuer has not declared a dividend within the past twelve months.

(3)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(11)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	37

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments	September 30, 2015

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 94.8%

	COMMON STOCKS – 0.3%

	Diversified Consumer Services – 0.3%

90,494	Cengage Learning Holdings II LP, (2), (6)				$2,398,091

3,472,418	Education Management Corporation, (2)				34,724
	Total Diversified Consumer Services				2,432,815
	Total Common Stocks (cost $2,953,784)				2,432,815

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Diversified Consumer Services – 0.0%

3,863	Education Management Corporation	7.500%		N/R	$72,431
	Total $25 Par (or similar) Retail Preferred (cost $9,362)				72,431

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 12.2%

	Commercial Services & Supplies – 0.2%

$2,000	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$1,920,000

	Communications Equipment – 0.1%

1,500	Avaya Inc., 144A	10.500%	3/01/21	CCC+	690,000

	Consumer Finance – 0.2%

1,750	First Data Corporation	12.625%	1/15/21	B	1,988,438

	Containers & Packaging – 0.2%

2,147	Reynolds Group	9.875%	8/15/19	CCC+	2,222,145

	Diversified Telecommunication Services – 1.1%

3,000	Frontier Communications Corporation, 144A	8.875%	9/15/20	BB	2,940,000

675	IntelSat Limited	6.750%	6/01/18	CCC+	575,438

5,850	IntelSat Limited	7.750%	6/01/21	CCC+	3,861,000

6,700	IntelSat Limited	8.125%	6/01/23	CCC+	4,355,000
16,225	Total Diversified Telecommunication Services				11,731,438

	Health Care Equipment & Supplies – 3.5%

4,325	Kinetic Concepts	10.500%	11/01/18	B–	4,527,194

14,500	Kinetic Concepts	12.500%	11/01/19	CCC+	15,388,125

6,500	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	6,857,500

3,650	Tenet Healthcare Corporation	8.125%	4/01/22	B3	3,879,585

6,335	Tenet Healthcare Corporation	6.750%	6/15/23	B3	6,287,488
35,310	Total Health Care Equipment & Supplies				36,939,892

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Health Care Providers & Services – 1.4%

$1,500	Community Health Systems, Inc.	5.125%	8/01/21	BB	$1,526,250

2,400	Community Health Systems, Inc.	6.875%	2/01/22	B+	2,450,904

4,500	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	4,629,375

2,000	Omnicare, Inc.	5.000%	12/01/24	BBB	2,170,000

3,619	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	3,781,855
14,019	Total Health Care Providers & Services				14,558,384

	Hotels, Restaurants & Leisure – 0.5%

3,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	3,195,000

2,900	Scientific Games International Inc.	10.000%	12/01/22	B	2,530,250
5,900	Total Hotels, Restaurants & Leisure				5,725,250

	Household Products – 0.1%

1,250	Sprectum Brands Inc.	6.625%	11/15/22	BB–	1,321,875

	Machinery – 0.1%

1,530	Xerium Technologies	8.875%	6/15/18	B	1,552,950

	Media – 2.5%

1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB–	958,750

200	CCO Safari II LLC, 144A	3.579%	7/23/20	BBB–	198,527

3,000	Cequel Communications Holding I LLC Capital	6.375%	9/15/20	B–	2,823,750

2,000	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	1,060,000

7,091	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	6,098,260

17,571	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	7,281,140

2,250	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	1,890,563

6,500	Dish DBS Corporation	5.875%	11/15/24	BB–	5,520,938

500	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	500,000
40,112	Total Media				26,331,928

	Oil, Gas & Consumable Fuels – 0.1%

2,000	Chaparral Energy Inc.	7.625%	11/15/22	CCC+	590,000

	Pharmaceuticals – 0.3%

1,750	Endo Finance LLC, 144A	7.250%	1/15/22	B1	1,846,250

1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,030,000
2,750	Total Pharmaceuticals				2,876,250

	Real Estate Investment Trust – 0.1%

1,500	Istar Financial Inc.	4.000%	11/01/17	B+	1,443,750

	Semiconductors & Semiconductor Equipment – 0.2%

1,216	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	778,240

2,000	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	1,240,000
3,216	Total Semiconductors & Semiconductor Equipment				2,018,240

Nuveen Investments	39

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Software – 0.7%

$1,250	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	$1,010,156

1,000	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	710,000

5,500	Emdeon Inc.	11.000%	12/31/19	CCC+	5,857,500
7,750	Total Software				7,577,656

	Trading Companies & Distributors – 0.3%

2,500	HD Supply Inc.	11.500%	7/15/20	B–	2,825,000

	Wireless Telecommunication Services – 0.6%

3,000	Sprint Corporation	7.875%	9/15/23	B+	2,428,125

1,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,743,875

275	T-Mobile USA Inc.	6.731%	4/28/22	BB	274,312

1,250	T-Mobile USA Inc.	6.625%	4/01/23	BB	1,237,499

275	T-Mobile USA Inc.	6.836%	4/28/23	BB	272,249
6,550	Total Wireless Telecommunication Services				5,956,060
$148,009	Total Corporate Bonds (cost $151,773,831)				128,269,256

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 82.3% (4)

	Aerospace & Defense – 1.1%

$2,674	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$2,686,505

4,840	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC+	4,117,402

4,444	Transdigm, Inc., Tranche D, Term Loan	3.750%	6/04/21	Ba3	4,406,258
11,958	Total Aerospace & Defense				11,210,165

	Airlines – 1.8%

5,847	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/27/20	BB+	5,808,978

2,096	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB	2,094,939

3,253	Delta Air Lines, Inc., Term Loan B2	2.466%	4/18/16	BBB	3,252,333

7,655	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	7,632,670
18,851	Total Airlines				18,788,920

	Auto Components – 0.3%

2,890	American Tire Distributors, Inc., Term Loan, First Lien	5.250%	9/01/21	B2	2,893,969

	Automobiles – 2.0%

13,404	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	13,306,864

5,568	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	5,505,540

2,500	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	2,411,458
21,472	Total Automobiles				21,223,862

	Building Products – 0.8%

3,100	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	2,949,652

2,363	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	2,359,819

40	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Building Products (continued)

$3,537	Quikrete Holdings, Inc., Term Loan, Second Lien	7.000%	3/26/21	B–	$3,554,526
9,000	Total Building Products				8,863,997

	Capital Markets – 0.2%

1,715	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,717,859

	Chemicals – 1.6%

370	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	360,490

1,702	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	1,659,008

3,589	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB	3,611,065

3,990	Trinseo Materials Operating S.C.A., Term Loan B	4.250%	11/05/21	BB–	3,973,166

7,313	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	7,211,478
16,964	Total Chemicals				16,815,207

	Commercial Services & Supplies – 1.6%

2,007	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	1,990,105

290	Education Management LLC, Tranche A, Term Loan	5.500%	7/02/20	N/R	193,884

499	Education Management LLC, Tranche B, Term Loan	2.000%	7/02/20	N/R	284,125

417	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	329,167

4,579	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	3,720,535

10,108	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	CCC+	3,247,123

2,000	Protection One, Inc., Term Loan, First Lien	5.000%	7/01/21	B1	2,002,750

4,336	CCS Income Trust, Term Loan, First Lien	6.250%	5/12/18	B–	3,390,342

1,983	Waste Industries USA, Inc., Initial Term Loan B, First Lien	4.250%	2/27/20	BB–	1,994,894
26,219	Total Commercial Services & Supplies				17,152,925

	Communications Equipment – 1.0%

4,480	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	3,718,324

2,984	Avaya, Inc., Term Loan B3	4.694%	10/26/17	B1	2,462,068

2,167	Commscope, Inc., Term Loan B, First Lien	3.750%	12/29/22	BB	2,166,329

2,320	Riverbed Technology, Inc., Term Loan B, First Lien	6.000%	4/25/22	B1	2,327,669
11,951	Total Communications Equipment				10,674,390

	Construction & Engineering – 0.2%

2,075	Aecom Technology Corporation, Term Loan B	3.750%	10/17/21	BB+	2,083,264

	Construction Materials – 0.3%

2,743	Headwaters Incorporated, Term Loan B, First Lien	4.500%	3/24/22	BB–	2,756,841

	Consumer Finance – 2.6%

13,133	First Data Corporation, Second New Dollar, Term Loan	3.696%	3/24/17	BB–	13,091,913

5,000	First Data Corporation, Term Loan B	3.946%	7/08/22	BB–	4,976,875

9,339	First Data Corporation, Term Loan	3.696%	3/23/18	BB–	9,272,123
27,472	Total Consumer Finance				27,340,911

Nuveen Investments	41

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Containers & Packaging – 0.9%

$2,000	Berry Plastics Holding Corporation, Term Loan F, WI/DD	TBD	TBD	BB–	$1,999,464

7,480	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	7,463,188
9,480	Total Containers & Packaging				9,462,652

	Diversified Consumer Services – 5.1%

2,000	AlixPartners LLP, Term Loan B, First Lien	4.500%	7/28/22	B+	2,000,312

15,181	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	15,131,852

1,648	Harland Clarke Holdings Corporation, Extended Term Loan	5.577%	6/30/17	B+	1,642,416

5,742	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	5,734,015

13,719	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB–	13,725,102

7,463	New Albertson’s, Inc., Term Loan	4.750%	6/24/21	Ba3	7,462,144

8,246	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB–	8,261,755
53,999	Total Diversified Consumer Services				53,957,596

	Diversified Financial Services – 0.4%

2,783	Altisource Solutions S.A R.L., Term Loan B	4.500%	12/09/20	B+	2,476,728

1,995	MJ Acquisition Corp., Term Loan, First Lien	4.000%	6/01/22	BB–	1,993,737
4,778	Total Diversified Financial Services				4,470,465

	Diversified Telecommunication Services – 2.1%

2,430	Cincinnati Bell, Inc., Tranche B, Term Loan	4.000%	9/10/20	BB–	2,419,266

1,965	Greeneden U.S. Holdings II LLC, Series 2, Term Loan	4.500%	11/13/20	B	1,965,615

1,472	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	Ba1	1,464,271

983	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	973,646

1,000	TelX Group, Inc., Initial Term Loan, Second Lien	7.500%	4/09/21	CCC	1,006,667

1,728	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	1,725,154

3,546	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	3,527,479

3,328	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	3,279,552

2,145	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	2,113,405

3,527	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	3,475,796
22,124	Total Diversified Telecommunication Services				21,950,851

	Electric Utilities – 0.7%

1,853	EFS Cogen Holdings LLC, Term Loan B	3.750%	12/17/20	BB+	1,856,109

5,250	Energy Future Intermediate Holding Company, Term Loan	4.250%	6/19/16	Ba3	5,241,248
7,103	Total Electric Utilities				7,097,357

	Electronic Equipment, Instruments & Components – 0.3%

3,111	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	2,908,889

	Energy Equipment & Services – 0.5%

1,479	C&J Holding Co., Term Loan B1	6.500%	3/24/20	BB	1,057,515

647	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	N/R	601,631

4,843	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	2,869,609

42	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Energy Equipment & Services (continued)

$1,590	Vantage Drilling Company, Term Loan B	5.750%	3/28/19	CCC	$507,322
8,559	Total Energy Equipment & Services				5,036,077

	Food & Staples Retailing – 5.4%

34,378	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	34,452,431

2,463	Albertson’s LLC, Term Loan B2	5.375%	3/21/19	BB–	2,466,751

975	Albertson’s LLC, Term Loan B3	5.000%	8/25/19	BB–	976,402

1,718	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	1,712,040

1,500	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	1,490,625

1,970	Del Monte Foods Company, Term Loan, First Lien	4.250%	2/18/21	B	1,871,500

3,750	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	B+	3,796,875

3,500	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien, DD1	4.875%	6/21/21	B+	3,510,500

6,341	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB–	6,363,909
56,595	Total Food & Staples Retailing				56,641,033

	Food Products – 4.0%

2,469	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	2,472,547

7,000	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	7,015,316

480	Pinnacle Foods Finance LLC, Term Loan H	3.000%	4/29/20	BB+	479,738

30,234	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	30,253,247

1,674	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	B	1,638,118
41,857	Total Food Products				41,858,966

	Health Care Equipment & Supplies – 2.9%

3,192	Alere, Inc., Term Loan B	4.250%	6/20/22	Ba3	3,198,643

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	1,857,748

9,975	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	9,975,000

7,599	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	7,601,779

5,239	Kinetic Concepts, Inc., Incremental Term Loan E2	4.000%	11/04/16	BB–	5,241,414

3,000	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	2,996,250
30,950	Total Health Care Equipment & Supplies				30,870,834

	Health Care Providers & Services – 5.6%

1,985	Acadia Healthcare, Inc., Term Loan B, First Lien	4.250%	2/11/22	Ba2	1,997,883

5,530	Amsurg Corporation, Term Loan	3.500%	7/16/21	Ba2	5,540,347

4,861	Community Health Systems, Inc., Term Loan A	2.575%	1/25/19	BB	4,833,767

1,301	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	1,301,483

2,602	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	2,607,709

2,059	DJO Finance LLC, Term Loan B, First Lien	4.250%	6/08/20	Ba3	2,054,265

1,250	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	1,278,646

8,738	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	8,814,345

5,049	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	5,042,628

Nuveen Investments	43

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Health Care Providers & Services (continued)

$3,000	Healogics, Inc., Term Loan, Second Lien	9.000%	7/01/22	CCC+	$2,932,500

2,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	2,007,500

6,889	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	6,904,331

995	Surgical Care Affiliates LLC, Term Loan B, First Lien	4.250%	3/17/22	B+	996,244

2,709	Truven Health Analytics, Inc., Term Loan B	4.500%	6/06/19	B1	2,692,694

2,961	U.S. Renal Care, Inc.. Incremental Term Loan, Tranche B1, Second Lien	8.500%	1/03/20	CCC+	2,993,985

7,036	U.S. Renal Care, Inc., Term Loan, First Lien	4.250%	7/03/19	Ba3	7,031,647
58,965	Total Health Care Providers & Services				59,029,974

	Health Care Technology – 0.2%

2,477	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	2,482,375

	Hotels, Restaurants & Leisure – 3.4%

2,657	Arby’s Restaurant Group, Inc., Term Loan B	4.764%	11/15/20	B	2,666,500

2,907	Boyd Gaming Corporation, Term Loan B	4.000%	8/14/20	BB–	2,909,948

660	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	659,214

5,683	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	5,683,899

2,394	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	BB+	2,424,150

2,212	Intrawest Resorts Holdings, Inc., Term Loan B, First Lien	4.750%	12/09/20	CCC	2,216,698

2,494	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	2,490,633

2,439	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	2,422,950

4,197	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	4,195,249

7,945	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	7,862,546

2,985	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	2,954,216
36,573	Total Hotels, Restaurants & Leisure				36,486,003

	Household Products – 1.1%

4,988	Energizer Holdings, Inc., Term Loan B	2.750%	6/30/22	BBB–	4,996,812

2,894	Revlon Consumer Products Corporation, Term Loan	4.000%	10/08/19	Ba2	2,896,668

3,385	Spectrum Brands, Inc., Term Loan	3.814%	6/23/22	Ba2	3,400,752
11,267	Total Household Products				11,294,232

	Independent Power & Renewable Electricity Producers – 0.1%

975	Calpine Corporation, Delayed Term Loan	4.000%	10/31/20	BB	974,590

	Industrial Conglomerates – 0.1%

1,828	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	1,682,857

	Insurance – 0.9%

2,993	Acrisure LLC, Term Loan	5.250%	5/19/22	B	2,904,520

988	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.500%	8/12/22	B	985,658

5,650	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	B1	5,534,293
9,631	Total Insurance				9,424,471

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Internet & Catalog Retail – 0.5%

$5,446	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	$5,439,026

	Internet Software & Services – 1.5%

1,960	Sabre Inc., Term Loan B2	4.000%	2/19/19	BB–	1,963,267

5,195	Sabre Inc., Term Loan	4.000%	2/19/19	BB–	5,196,404

63	Sabre Inc., Term Loan C	3.500%	2/19/18	BB–	62,656

9,171	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	9,153,388
16,389	Total Internet Software & Services				16,375,715

	IT Services – 0.2%

971	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	972,740

80	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	80,531

799	Zayo Group LLC, Term Loan B	3.750%	5/06/21	Ba2	795,787
1,850	Total IT Services				1,849,058

	Leisure Products – 1.1%

3,004	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	2,839,000

4,242	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	4,227,739

1,074	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	1,077,158

2,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	2,000,000

1,527	Planet Fitness Holdings LLC, Term Loan	4.750%	3/31/21	B+	1,530,654
11,847	Total Leisure Products				11,674,551

	Machinery – 1.3%

165	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	165,364

4,648	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	4,617,715

3,980	SIG Combibloc, Term Loan, First Lien	4.250%	3/11/22	B+	3,984,147

1,637	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.500%	11/27/20	B	1,514,630

3,019	Xerium Technologies, Inc., Initial Term Loan	5.750%	5/17/19	BB–	3,024,160
13,449	Total Machinery				13,306,016

	Media – 8.6%

997	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	987,061

1,450	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	1,393,360

781	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	703,637

2,469	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B1	2,110,781

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	672,500

6,968	Cequel Communications LLC, Extended Term Loan, WI/DD	TBD	TBD	Ba2	6,918,950

5,000	Charter Communications Operating Holdings LLC, Term Loan I	3.500%	1/23/23	BBB–	4,976,955

1,350	Clear Channel Communications, Inc.,Term Loan E	7.694%	7/30/19	CCC+	1,132,312

18,749	Clear Channel Communications, Inc., Tranche D, Term Loan	6.944%	1/30/19	CCC+	15,608,683

19,268	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	16,810,926

1,639	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,634,527

Nuveen Investments	45

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Media (continued)

$2,798	EMI Music Publishing LLC, Term Loan B3	4.000%	8/19/22	BB–	$2,796,475

890	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	889,280

1,975	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	1,970,556

4,691	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	4,687,107

2,125	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/17/22	BB–	2,132,969

3,132	McGraw-Hill Education Holdings LLC, Term Loan B	4.750%	3/22/19	B+	3,144,642

1,474	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	BB–	1,478,355

3,443	Media General, Inc., Term Loan B	4.000%	7/31/20	BB+	3,423,467

3,000	Metro-Goldwyn-Mayer Studios, Inc., Term Loan, Second Lien	5.125%	6/26/20	BB	3,015,000

3,725	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	3,705,723

3,223	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	3,205,956

3,850	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	3,863,955

4,123	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B+	4,047,003
98,120	Total Media				91,310,180

	Multiline Retail – 1.4%

2,985	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	2,976,293

3,240	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BB+	3,247,073

1,950	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BB+	1,954,124

3,000	Hudson’s Bay Company, Term Loan B, First Lien, WI/DD	TBD	TBD	BB	3,011,232

3,465	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	3,459,740
14,640	Total Multiline Retail				14,648,462

	Oil, Gas & Consumable Fuels – 1.2%

2,799	C&J Holding Co., Term Loan B2	7.250%	3/24/22	BB	1,987,615

500	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	451,435

4,718	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	3,597,206

1,963	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B–	567,564

4,314	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B	2,841,524

3,068	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	1,883,610

427	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B–	326,899

1,000	W&T Offshore Inc., Term Loan, Second Lien	9.000%	5/30/20	B+	890,000

561	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	557,645
19,350	Total Oil, Gas & Consumable Fuels				13,103,498

	Pharmaceuticals – 3.7%

6,750	Endo Health Solutions, Inc., Term Loan B	3.750%	6/24/22	Ba1	6,741,036

1,995	Horizon Pharma, Inc., Term Loan B	4.500%	5/07/21	Ba2	1,988,351

1,481	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	1,462,364

3,205	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	8/18/22	B1	3,184,634

4,649	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B+	4,656,295

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Pharmaceuticals (continued)

$2,337	Prestige Brands, Inc., Term Loan B3	3.500%	9/03/21	BB	$2,339,487

14,079	Valeant Pharmaceuticals International, Inc., Term Loan F	4.000%	4/01/22	Ba1	13,952,396

5,209	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	BB+	5,140,647
39,705	Total Pharmaceuticals				39,465,210

	Professional Services – 0.4%

1,914	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	1,819,702

2,285	On Assignment, Inc., Term Loan B, First Lien	3.750%	6/03/22	BB	2,288,762
4,199	Total Professional Services				4,108,464

	Real Estate Investment Trust – 2.2%

15,262	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB	14,326,968

2,476	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	Ba3	2,538,261

1,463	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	1,462,690

1,150	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	1,143,676

3,734	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	3,475,829
24,085	Total Real Estate Investment Trust				22,947,424

	Real Estate Management & Development – 0.9%

4,654	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	4,700,151

4,734	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	4,739,886
9,388	Total Real Estate Management & Development				9,440,037

	Road & Rail – 0.1%

1,500	Quality Distribution, Term Loan, First Lien	5.750%	8/18/22	B1	1,485,000

	Semiconductors & Semiconductor Equipment – 2.5%

6,322	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	6,325,104

12,058	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	12,057,362

7,372	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	7,387,042

290	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	289,678
26,042	Total Semiconductors & Semiconductor Equipment				26,059,186

	Software – 4.8%

4,774	Applied Systems, Inc., Initial Term Loan, First Lien	4.250%	1/25/21	B+	4,765,830

1,961	Applied Systems, Inc., Initial Term Loan, Second Lien	7.500%	1/24/22	CCC+	1,950,355

2,085	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	2,077,243

2,493	BMC Software, Inc., Initial Term Loan, DD1	5.000%	9/10/20	B1	2,271,354

6,271	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	6,012,620

5,351	Ellucian, Term Loan B, First Lien, WI/DD	TBD	TBD	B	5,345,944

2,422	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	2,418,214

7,552	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	B+	7,339,540

2,000	Informatica Corp.,Term Loan B	4.500%	8/05/22	B	1,987,292

1,170	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	1,170,000

Nuveen Investments	47

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (3)	Value

	Software (continued)

$704	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	$704,835

5,135	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	5,145,858

3,175	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.000%	7/08/22	BB	3,186,216

502	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.000%	7/08/22	BB	504,034

5,278	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	5,319,473
50,873	Total Software				50,198,808

	Specialty Retail – 0.9%

3,500	Men’s Wearhouse, Inc., Term Loan, First Lien	5.000%	6/18/21	Ba2	3,508,750

490	Michaels Stores, Inc. Term Loan, First Lien	3.750%	1/28/20	Ba2	489,618

2,693	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	2,692,970

899	Pilot Travel Centers LLC, Term Loan B, First Lien	4.250%	10/01/21	BB+	904,191

2,400	Staples, Inc., Term Loan B, First Lien, WI/DD	TBD	TBD	BBB	2,394,145
9,982	Total Specialty Retail				9,989,674

	Technology Hardware, Storage & Peripherals – 2.0%

12,801	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	12,779,755

8,118	Dell, Inc., Term Loan C	3.750%	10/29/18	BBB	8,111,079
20,919	Total Technology Hardware, Storage & Peripherals				20,890,834

	Textiles, Apparel & Luxury Goods – 0.5%

4,913	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	4,923,666

	Trading Companies & Distributors – 0.7%

7,041	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB–	7,019,177

	Wireless Telecommunication Services – 0.6%

4,891	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	4,921,261

1,500	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	1,479,243
6,391	Total Wireless Telecommunication Services				6,400,504
$899,711	Total Variable Rate Senior Loan Interests (cost $893,585,958)				867,786,022
	Total Long-Term Investments (cost $1,048,322,935)				998,560,524

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 8.1%

	REPURCHASE AGREEMENTS – 8.1%

$85,775	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/15, repurchase price $85,775,064, collateralized by: $52,910,000 U.S. Treasury Bonds, 8.500%, due 2/15/20, value $69,708,925 and $17,720,000 U.S. Treasury Notes, 1.375%, due 2/29/20, value $17,786,450	0.000%	10/01/15		$85,775,064
	Total Short-Term Investments (cost $85,775,064)				85,775,064
	Total Investments (cost $1,134,097,999) – 102.9%				1,084,335,588
	Other Assets Less Liabilities – (2.9)%				(30,106,872)
	Net Assets – 100%				$1,054,228,716

48	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

DD1	Portion of investment purchased on a delayed delivery basis.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen Symphony High Yield Bond Fund

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 88.4%

	CORPORATE BONDS – 80.8%

	Aerospace & Defense – 0.3%

$100	Sequa Corporation, 144A	7.000%	12/15/17	CCC–	$51,000

	Airlines – 0.9%

150	American Airlines Group Inc., 144A	4.625%	3/01/20	B+	146,250

	Building Products – 1.0%

150	Allegion PLC	5.875%	9/15/23	BB+	153,750

	Commercial Services & Supplies – 2.7%

500	Cenveo Corporation, 144A	6.000%	8/01/19	B	420,000

	Communications Equipment – 2.0%

75	Avaya Inc., 144A	7.000%	4/01/19	B1	59,438

150	Avaya Inc., 144A	10.500%	3/01/21	CCC+	69,000

200	CommScope Inc., 144A	5.500%	6/15/24	B	191,000
425	Total Communications Equipment				319,438

	Construction & Engineering – 0.8%

125	Shea Homes LP, 144A	5.875%	4/01/23	B+	127,813

	Construction Materials – 1.5%

55	Gates Global LLC, 144A	6.000%	7/15/22	B	44,275

200	Norbord Inc., 144A	6.250%	4/15/23	Ba2	195,625
255	Total Construction Materials				239,900

	Consumer Finance – 0.9%

150	First Data Corporation, 144A	5.375%	8/15/23	BB	148,500

	Containers & Packaging – 2.5%

250	Cascades Inc., 144A	5.500%	7/15/22	Ba3	237,500

150	Sealed Air Corporation, 144A	5.500%	9/15/25	BB	152,250
400	Total Containers & Packaging				389,750

	Diversified Consumer Services – 0.8%

150	Ahern Rentals Inc., 144A	7.375%	5/15/23	B	130,500

	Diversified Financial Services – 1.0%

150	Argos Merger Sub Inc., 144A	7.125%	3/15/23	B–	151,688

	Diversified Telecommunication Services – 2.6%

75	Frontier Communications Corporation, 144A	11.000%	9/15/25	BB	72,563

300	IntelSat Limited	8.125%	6/01/23	CCC+	195,000

150	Level 3 Financing Inc., 144A	5.125%	5/01/23	BB	143,438
525	Total Diversified Telecommunication Services				411,001

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 0.8%

$150	PPL Energy Supply LLC, 144A	6.500%	6/01/25	Ba3	$129,000

	Energy Equipment & Services – 0.9%

150	NGPL PipeCo LLC	7.119%	12/15/17	Caa2	142,500

	Food & Staples Retailing – 2.0%

150	Albertsons Holdings LLC/Saturn Acquisition Merger Sub Inc., 144A	7.750%	10/15/22	B2	160,733

150	Rite Aid Corporation, 144A	6.125%	4/01/23	B	148,875
300	Total Food & Staples Retailing				309,608

	Food Products – 1.0%

150	WhiteWave Foods Company	5.375%	10/01/22	BB–	155,625

	Health Care Equipment & Supplies – 2.5%

100	Hologic Incorporated, 144A	5.250%	7/15/22	BB	101,000

300	Tenet Healthcare Corporation	6.750%	6/15/23	B3	297,750
400	Total Health Care Equipment & Supplies				398,750

	Health Care Providers & Services – 4.1%

100	HealthSouth Corporation	5.750%	11/01/24	B+	98,750

150	Mallinckrodt International Finance SA, 144A	5.500%	4/15/25	BB–	133,688

150	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	148,500

250	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	261,250
650	Total Health Care Providers & Services				642,188

	Hotels, Restaurants & Leisure – 1.8%

150	Interval Acquisition Corporation, 144A	5.625%	4/15/23	BB–	147,750

150	Scientific Games International Inc.	10.000%	12/01/22	B	130,875
300	Total Hotels, Restaurants & Leisure				278,625

	Household Products – 1.0%

150	Sprectum Brands Inc., 144A	5.750%	7/15/25	BB–	153,000

	Internet & Catalog Retail – 0.6%

100	Netflix Incorporated, 144A	5.500%	2/15/22	B+	101,000

	Internet Software & Services – 1.6%

250	Sabre GLBL Inc., 144A	5.375%	4/15/23	BB–	246,250

	Leisure Products – 1.4%

150	Party City Holdco Inc.	6.125%	8/15/23	B3	151,125

75	Vista Outdoor Inc., 144A	5.875%	10/01/23	BB+	76,125
225	Total Leisure Products				227,250

	Machinery – 0.9%

150	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	141,750

	Marine – 1.6%

250	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	248,750

Nuveen Investments	51

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media – 10.7%

$150	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	$144,000

150	Cable One Inc., 144A	5.750%	6/15/22	BB	147,825

424	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	175,528

500	Dish DBS Corporation	5.000%	3/15/23	BB–	418,750

250	Media General Financing Sub Inc., 144A	5.875%	11/15/22	B+	248,125

380	Numericable Group SA, 144A	6.250%	5/15/24	B+	365,750

60	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	57,300

150	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	138,000
2,064	Total Media				1,695,278

	Multiline Retail – 1.0%

150	Family Tree Escrow LLC, 144A	5.750%	3/01/23	Ba3	155,625

	Oil, Gas & Consumable Fuels – 6.7%

500	Chaparral Energy Inc.	8.250%	9/01/21	CCC+	152,200

500	EnQuest PLC, 144A	7.000%	4/15/22	B–	310,000

300	Halcon Resources Corporation. `	9.250%	2/15/22	Caa3	93,000

250	Legacy Reserves LP Finance Corporation	6.625%	12/01/21	B–	170,000

390	Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B	318,825

100	Sandridge Energy Inc.	7.500%	2/15/23	Caa3	21,563
2,040	Total Oil, Gas & Consumable Fuels				1,065,588

	Pharmaceuticals – 3.3%

150	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	7/15/23	B1	148,125

150	JLL/Delta Dutch Pledgeco BV, 144A	8.750%	5/01/20	CCC+	151,500

190	VRX Escrow Corp., 144A	5.875%	5/15/23	B1	181,569

40	VRX Escrow Corp., 144A	6.125%	4/15/25	B1	38,100
530	Total Pharmaceuticals				519,294

	Professional Services – 2.4%

250	IHS Inc.	5.000%	11/01/22	BBB	240,313

150	Nielsen Finance LLC Co	5.000%	4/15/22	BB+	145,313
400	Total Professional Services				385,626

	Real Estate Investment Trust – 2.6%

150	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BBB–	133,500

150	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB	128,250

150	Istar Financial Inc.	5.000%	7/01/19	B+	142,500
450	Total Real Estate Investment Trust				404,250

	Road & Rail – 0.9%

150	Avis Budget Car Rental, 144A	5.250%	3/15/25	B+	138,750

52	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Semiconductors & Semiconductor Equipment – 0.5%

$150	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	$93,000

	Software – 5.7%

200	Audatex North America Inc., 144A	6.125%	11/01/23	BB–	201,000

500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	404,063

150	Infor Us Inc., 144A	6.500%	5/15/22	B–	137,625

150	SS&C Technologies Holdings, Inc., 144A	5.875%	7/15/23	B+	152,625
1,000	Total Software				895,313

	Specialty Retail – 0.8%

150	Jo-Ann Stores Holdings Inc., 144A	9.750%	10/15/19	CCC+	120,000

	Transportation Infrastructure – 2.1%

375	CEVA Group PLC, 144A	7.000%	3/01/21	B2	331,875

	Wireless Telecommunication Services – 6.9%

200	Altice Financing SA, 144A	6.625%	2/15/23	BB–	192,374

350	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	363,999

150	Sprint Corporation	7.125%	6/15/24	B+	115,439

200	T-Mobile USA Inc.	6.375%	3/01/25	BB	191,999

250	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	234,999
1,150	Total Wireless Telecommunication Services				1,098,810
$14,914	Total Corporate Bonds (cost $14,916,270)				12,767,295

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 6.5% (3)

	Food & Staples Retailing – 1.0%

$149	Albertson’s LLC, Term Loan B4	4.826%	8/25/21	BB–	$149,223

	Health Care Equipment & Supplies – 0.5%

75	Sterigenics International, Inc., Term Loan B	3.826%	5/15/22	B1	74,906

	Hotels, Restaurants & Leisure – 1.6%

249	Burger King Corporation, Term Loan B	3.076%	12/12/21	Ba3	249,258

	Internet & Catalog Retail – 0.9%

149	Travelport LLC, Term Loan B, First Lien	5.076%	9/02/21	B	149,049

	Internet Software & Services – 0.9%

149	Tibco Software, Inc., Term Loan B	5.826%	12/04/20	B1	148,970

	Multiline Retail – 1.6%

250	Hudson’s Bay Company, Term Loan B, First Lien, WI/DD	TBD	TBD	BB	250,937
$1,021	Total Variable Rate Senior Loan Interests (cost $1,023,302)				1,022,343

Nuveen Investments	53

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	September 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 1.1%

	Oil, Gas & Consumable Fuels – 0.5%

$100	Cobalt International Energy, Inc.	2.625%	12/01/19	CCC–	$71,125

100	Energy and Exploration Partners Inc.	8.000%	7/01/19	N/R	15,250
200	Total Oil, Gas & Consumable Fuels				86,375

	Semiconductors & Semiconductor Equipment - 0.6%

75	NXP Semiconductor NV, 144A	1.000%	12/01/19	BB–	82,828
$275	Total Convertible Bonds (cost $206,532)				169,203
	Total Long-Term Investments (cost $16,146,104)				13,958,841

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 12.2%

	REPURCHASE AGREEMENTS – 12.2%

$1,924	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/15, repurchase price $1,923,565, collateralized by: $355,000 U.S. Treasury Notes, 1.875%, due 8/31/22, value $357,663 and $1,560,000 U.S. Treasury Notes, 2.125%, due 6/30/22, value $1,604,850	0.000%	10/01/15		$1,923,565
	Total Short-Term Investments (cost $1,923,565)				1,923,565
	Total Investments (cost $18,069,669) – 100.6%				15,882,406
	Other Assets Less Liabilities – (0.6)%				(91,639)
	Net Assets – 100%				$15,790,767

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(4)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

WI/DD	Purchased on a when-issued or delayed delivery basis.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of

Assets and Liabilities	September 30, 2015

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Assets
Long-term investments, at value (cost $916,455,204, $1,048,322,935 and $16,146,104, respectively)	$794,227,337	$998,560,524	$13,958,841
Short-term investments, at value (cost approximates value)	64,828,342	85,775,064	1,923,565
Credit default swaps premiums paid	1,364,269	—	—
Unrealized appreciation on credit default swaps	172,096	—	—
Receivable for:
Interest	18,471,546	8,296,724	293,106
Investments sold	15,724,553	6,653,096	629
Reclaims	—	—	73
Reimbursement from Adviser	—	—	858
Shares sold	1,862,512	1,211,735	4,189
Other assets	127,181	212,154	10,379
Total assets	896,777,836	1,100,709,297	16,191,640
Liabilities
Payable for:
Dividends	695,810	125,143	40,658
Investments purchased	1,692,375	22,598,004	248,750
Shares redeemed	5,358,933	22,888,430	64,036
Accrued expenses:
12b-1 distribution and service fees	134,435	70,867	1,324
Management fees	451,169	528,191	—
Trustees fees	30,375	26,668	109
Other	391,951	243,278	45,996
Total liabilities	8,755,048	46,480,581	400,873
Net assets	$888,022,788	$1,054,228,716	$15,790,767
Class A Shares
Net assets	$156,026,099	$157,578,993	$2,860,096
Shares outstanding	7,932,364	7,973,968	175,853
Net asset value (“NAV”) per share	$19.67	$19.76	$16.26
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 3.00% and 4.75%, respectively, of offering price)	$20.65	$20.37	$17.07
Class C Shares
Net assets	$116,808,605	$45,962,295	$828,171
Shares outstanding	5,947,136	2,326,606	51,066
NAV and offering price per share	$19.64	$19.76	$16.22
Class R6 Shares(1)
Net assets	$8,642,691	$24,254	$—
Shares outstanding	438,937	1,227	—
NAV and offering price per share	$19.69	$19.77	$—
Class I Shares
Net assets	$606,545,393	$850,663,174	$12,102,500
Shares outstanding	30,828,408	43,023,471	743,886
NAV and offering price per share	$19.67	$19.77	$16.27
Net assets consist of:
Capital paid-in	$1,020,737,331	$1,111,770,857	$18,475,899
Undistributed (Over-distribution of) net investment income	2,830,407	1,088,343	(103,798)
Accumulated net realized gain (loss)	(13,489,179)	(8,868,073)	(394,071)
Net unrealized appreciation (depreciation)	(122,055,771)	(49,762,411)	(2,187,263)
Net assets	$888,022,788	$1,054,228,716	$15,790,767
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

(1)	– Class R6 Shares for Symphony Credit Opportunities and Symphony Floating Rate Income were established and commenced operations on October 1, 2014 and January 28, 2015, respectively.

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of

Operations	Year Ended September 30, 2015

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Investment Income (net of foreign tax withheld of $194,738, $ – and $ –, respectively)	$75,601,664	$59,010,047	$1,161,858
Expenses
Management fees	6,173,379	6,451,307	104,828
12b-1 service fees – Class A Shares	515,826	352,248	11,858
12b-1 distribution and service fees – Class C Shares	1,491,071	428,088	7,211
Shareholder servicing agent fees	978,198	285,282	1,409
Custodian fees	171,250	330,402	14,536
Trustees fees	38,940	42,508	499
Professional fees	120,268	106,835	33,758
Shareholder reporting expenses	224,131	55,429	6,309
Federal and state registration fees	117,968	99,994	59,159
Other	411,685	393,748	7,911
Total expenses before fee waiver/expense reimbursement	10,242,716	8,545,841	247,478
Fee waiver/expense reimbursement	—	—	(88,927)
Net expenses	10,242,716	8,545,841	158,551
Net investment income (loss)	65,358,948	50,464,206	1,003,307
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(11,930,466)	(7,366,496)	(321,482)
Swaps	698,817	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(113,104,768)	(42,057,030)	(2,192,263)
Swaps	172,096	—	—
Net realized and unrealized gain (loss)	(124,164,321)	(49,423,526)	(2,513,745)
Net increase (decrease) in net assets from operations	$(58,805,373)	$1,040,680	$(1,510,438)

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of

Changes in Net Assets

	Symphony Credit Opportunities		Symphony Floating Rate Income		Symphony High Yield Bond
	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/15	Year Ended 9/30/14
Operations
Net investment income (loss)	$65,358,948	$59,224,940	$50,464,206	$37,641,630	$1,003,307	$4,496,300
Net realized gain (loss) from:
Investments and foreign currency	(11,930,466)	6,781,587	(7,366,496)	(495,732)	(321,482)	3,770,391
Swaps	698,817	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(113,104,768)	(18,901,942)	(42,057,030)	(9,244,654)	(2,192,263)	(419,283)
Swaps	172,096	—	—	—	—	—
Net increase (decrease) in net assets from operations	(58,805,373)	47,104,585	1,040,680	27,901,244	(1,510,438)	7,847,408
Distributions to Shareholders
From net investment income:
Class A Shares	(11,992,238)	(19,404,530)	(6,323,410)	(5,440,164)	(283,287)	(4,226,298)
Class C Shares	(7,557,625)	(6,856,505)	(1,570,970)	(1,224,965)	(37,950)	(24,328)
Class R6 Shares(1)	(491,943)	—	(767)	—	—	—
Class I Shares	(41,911,211)	(35,049,034)	(43,621,525)	(29,602,551)	(734,645)	(638,288)
From accumulated net realized gains:
Class A Shares	(1,297,258)	(1,951,603)	—	(81,918)	(605,461)	(205,991)
Class C Shares	(905,042)	(721,617)	—	(23,759)	(86,096)	(564)
Class R6 Shares(1)	(35,571)	—	—	—	—	—
Class I Shares	(4,004,010)	(2,992,094)	—	(343,254)	(1,908,617)	(15,158)
Decrease in net assets from distributions to shareholders	(68,194,898)	(66,975,383)	(51,516,672)	(36,716,611)	(3,656,056)	(5,110,627)
Fund Share Transactions
Proceeds from sale of shares	418,651,158	1,044,409,183	624,702,284	957,068,973	20,467,584	101,739,847
Proceeds from shares issued to shareholders due to reinvestment of distributions	57,493,067	56,463,557	49,744,196	35,701,062	1,613,308	4,692,699
	476,144,225	1,100,872,740	674,446,480	992,770,035	22,080,892	106,432,546
Cost of shares redeemed	(709,834,447)	(505,092,773)	(674,728,534)	(390,659,290)	(25,274,686)	(123,594,020)
Net increase (decrease) in net assets from Fund share transactions	(233,690,222)	595,779,967	(282,054)	602,110,745	(3,193,794)	(17,161,474)
Net increase (decrease) in net assets	(360,690,493)	575,909,169	(50,758,046)	593,295,378	(8,360,288)	(14,424,693)
Net assets at the beginning of period	1,248,713,281	672,804,112	1,104,986,762	511,691,384	24,151,055	38,575,748
Net assets at the end of period	$888,022,788	$1,248,713,281	$1,054,228,716	$1,104,986,762	$15,790,767	$24,151,055
Undistributed (Over-distribution of) net investment income at the end of period	$2,830,407	$(2,861,627)	$1,088,343	$1,439,693	$(103,798)	$(144,096)

(1)	– Class R6 Shares for Symphony Credit Opportunities and Symphony Floating Rate Income were established and commenced operations on October 1, 2014 and January 28, 2015, respectively.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial

Highlights

Symphony Credit Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/10)
2015	$22.19	$1.31	$(2.46)	$(1.15)	$(1.25)	$(0.12)	$(1.37)	$19.67
2014	22.33	1.22	0.06	1.28	(1.28)	(0.14)	(1.42)	22.19
2013	21.85	1.26	0.68	1.94	(1.36)	(0.10)	(1.46)	22.33
2012	19.45	1.27	2.49	3.76	(1.36)	—	(1.36)	21.85
2011	20.42	1.40	(1.00)	0.40	(1.27)	(0.10)	(1.37)	19.45
Class C (4/10)
2015	22.16	1.16	(2.48)	(1.32)	(1.08)	(0.12)	(1.20)	19.64
2014	22.30	1.05	0.05	1.10	(1.10)	(0.14)	(1.24)	22.16
2013	21.82	1.10	0.67	1.77	(1.19)	(0.10)	(1.29)	22.30
2012	19.42	1.11	2.49	3.60	(1.20)	—	(1.20)	21.82
2011	20.40	1.26	(1.02)	0.24	(1.12)	(0.10)	(1.22)	19.42
Class R6 (10/14)
2015(e)	22.22	1.38	(2.49)	(1.11)	(1.30)	(0.12)	(1.42)	19.69
Class I (4/10)
2015	22.20	1.37	(2.48)	(1.11)	(1.30)	(0.12)	(1.42)	19.67
2014	22.33	1.28	0.06	1.34	(1.33)	(0.14)	(1.47)	22.20
2013	21.85	1.32	0.67	1.99	(1.41)	(0.10)	(1.51)	22.33
2012	19.45	1.33	2.48	3.81	(1.41)	—	(1.41)	21.85
2011	20.43	1.45	(1.00)	0.45	(1.33)	(0.10)	(1.43)	19.45

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(5.48)%	$156,026	1.03%	6.13%	1.03%	6.13%	40%
5.75	274,366	1.00	5.33	1.00	5.33	54
9.15	246,562	1.03	5.70	1.03	5.70	77
19.72	77,603	1.13	5.99	1.07	6.05	83
1.76	23,883	1.16	6.69	1.08	6.77	137

(6.21)	116,809	1.78	5.41	1.78	5.41	40
4.96	176,017	1.75	4.61	1.75	4.61	54
8.36	92,576	1.78	4.98	1.78	4.98	77
18.87	41,128	1.88	5.24	1.82	5.29	83
0.96	11,037	1.91	6.02	1.83	6.10	137

(5.27)	8,643	0.70	6.47	0.70	6.47	40

(5.23)	606,545	0.78	6.39	0.78	6.39	40
6.05	798,330	0.75	5.62	0.75	5.62	54
9.36	333,666	0.78	5.95	0.78	5.95	77
20.08	136,009	0.88	6.29	0.82	6.34	83
1.97	53,432	0.92	6.85	0.83	6.94	137

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period October 1, 2014 (commencement of operations) through September 30, 2015.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/11)
2015	$20.68	$0.90	$(0.90)	$—	$(0.92)	$—	$(0.92)	$19.76
2014	20.70	0.85	(0.04)	0.81	(0.82)	(0.01)	(0.83)	20.68
2013	20.15	0.73	0.83	1.56	(0.93)	(0.08)	(1.01)	20.70
2012	18.57	1.01	1.66	2.67	(1.09)	—	(1.09)	20.15
2011(e)	20.00	0.35	(1.42)	(1.07)	(0.36)	—	(0.36)	18.57
Class C (5/11)
2015	20.66	0.74	(0.89)	(0.15)	(0.75)	—	(0.75)	19.76
2014	20.68	0.69	(0.04)	0.65	(0.66)	(0.01)	(0.67)	20.66
2013	20.13	0.58	0.83	1.41	(0.78)	(0.08)	(0.86)	20.68
2012	18.56	0.87	1.64	2.51	(0.94)	—	(0.94)	20.13
2011(e)	20.00	0.29	(1.42)	(1.13)	(0.31)	—	(0.31)	18.56
Class R6 (1/15)
2015(f)	20.38	0.62	(0.60)	0.02	(0.63)	—	(0.63)	19.77
Class I (5/11)
2015	20.69	0.95	(0.90)	0.05	(0.97)	—	(0.97)	19.77
2014	20.71	0.90	(0.04)	0.86	(0.87)	(0.01)	(0.88)	20.69
2013	20.14	0.77	0.86	1.63	(0.98)	(0.08)	(1.06)	20.71
2012	18.57	1.07	1.64	2.71	(1.14)	—	(1.14)	20.14
2011(e)	20.00	0.37	(1.42)	(1.05)	(0.38)	—	(0.38)	18.57

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.04)%	$157,579	0.96%		4.39%		0.96%		4.39%		42%
3.96	131,751	0.98		4.06		0.98		4.06		41
7.92	88,575	1.13		3.56		1.07		3.62		53
14.74	1,088	1.91		4.30		1.07		5.14		210
(5.43)	274	1.54	*	3.87	*	1.08	*	4.33	*	97

(0.82)	45,962	1.71		3.65		1.71		3.65		42
3.17	40,407	1.73		3.31		1.73		3.31		41
7.12	29,492	1.85		2.83		1.82		2.86		53
13.82	487	2.70		3.58		1.82		4.46		210
(5.72)	248	2.28	*	3.08	*	1.83	*	3.54	*	97

0.03	24	0.68	*	4.51	*	0.68	*	4.51	*	42

0.21	850,663	0.70		4.65		0.70		4.65		42
4.20	932,829	0.72		4.30		0.72		4.30		41
8.28	393,624	0.84		3.81		0.82		3.83		53
14.90	10,346	1.63		4.62		0.82		5.42		210
(5.30)	8,589	1.28	*	4.04	*	0.83	*	4.50	*	97

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period May 2, 2011 (commencement of operations) through September 30, 2011.
(f)	For the period January 28, 2015 (commencement of operations) through September 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)

Symphony High Yield Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/12)
2015	$22.05	$1.05	$(2.63)	$(1.58)	$(1.12)	$(3.09)	$(4.21)	$16.26
2014	21.53	1.27	0.67	1.94	(1.37)	(0.05)	(1.42)	22.05
2013(e)	20.00	0.49	1.75	2.24	(0.71)	—	(0.71)	21.53
Class C (12/12)
2015	21.99	0.90	(2.61)	(1.71)	(0.97)	(3.09)	(4.06)	16.22
2014	21.47	1.08	0.69	1.77	(1.20)	(0.05)	(1.25)	21.99
2013(e)	20.00	0.73	1.37	2.10	(0.63)	—	(0.63)	21.47
Class I (12/12)
2015	22.06	1.10	(2.63)	(1.53)	(1.17)	(3.09)	(4.26)	16.27
2014	21.54	1.29	0.70	1.99	(1.42)	(0.05)	(1.47)	22.06
2013(e)	20.00	0.95	1.33	2.28	(0.74)	—	(0.74)	21.54

62	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(7.25)%	$2,860	1.59%		5.10%		1.07%		5.63%		154%
9.10	9,037	1.18		5.53		1.07		5.64		178
11.24	32,646	0.94	*	2.93	*	0.94	*	2.93	*	185

(7.93)	828	2.32		4.50		1.82		5.01		154
8.31	549	2.10		4.54		1.82		4.83		178
10.53	110	2.65	*	3.45	*	1.82	*	4.28	*	185

(7.01)	12,103	1.34		5.51		0.82		6.03		154
9.36	14,565	1.11		5.43		0.82		5.72		178
11.43	5,820	1.90	*	4.47	*	0.82	*	5.56	*	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2012 (commencement of operations) through September 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	63

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”), Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) and Nuveen Symphony High Yield Bond Fund (“Symphony High Yield Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Funds is September 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Symphony Credit Opportunities

Symphony Credit Opportunities’ investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest up to 35% of its net assets in loans and up to 30% of its net assets in convertible securities. The Fund invests both in debt issued by U.S. companies and in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter (“OTC”) or listed on an exchange.

Symphony Floating Rate Income

Symphony Floating Rate Income’s principal investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities including corporate debt securities and U.S. government securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities of any maturity, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” securities or “junk” bonds. The Fund invests both in securities issued by U.S. companies and in U.S. dollar-denominated securities issued by non-U.S. companies that are traded OTC or listed on an exchange. Under normal market conditions, the average effective duration of the Fund’s portfolio will not be longer than one year.

Symphony High Yield Bond

Symphony High Yield Bond’s investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated below investment-grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade bonds are commonly referred to as “high yield” securities or “junk” bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest up to 20% of its net assets, collectively, in bank loans, convertible securities and equity securities. The Fund may invest in securities issued by U.S. companies and in U.S. dollar-denominated securities issued by non-U.S. companies that are traded OTC or listed on an exchange.

64	Nuveen Investments

Each Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps; and options on swap agreements. Each Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in each Fund’s portfolio, including the use of interest rate derivatives to convert fixed rate securities to floating rate securities for Symphony Floating Rate Income, or for speculative purposes in an effort to increase the Funds’ yield or to enhance returns. The use of a derivative is speculative if the Funds are primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class R6 Shares

Symphony Credit Opportunities and Symphony Floating Rate Income began offering Class R6 Shares on October 1, 2014, and January 28, 2015, respectively.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Outstanding when-issued/delayed delivery purchase commitments	$1,692,375	$22,598,004	$248,750

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	65

Notes to Financial Statements (continued)

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

66	Nuveen Investments

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks**	$100,505	$4,791,942	$—	***	$4,892,447
$25 Par (or similar) Retail Preferred	209,700	—	—		209,700
Convertible Bonds	—	8,888,750	—		8,888,750
Corporate Bonds	—	684,132,423	—		684,132,423
Variable Rate Senior Loan Interests	—	96,104,017	—		96,104,017
Short-Term Investments:
Repurchase Agreements	—	64,828,342	—		64,828,342
Investments in Derivatives:
Credit Default Swaps****	—	172,096	—		172,096
Total	$310,205	$858,917,570	$—	***	$859,227,775

Symphony Floating Rate Income
Long-Term Investments*:
Common Stocks	$34,724	$2,398,091	$—		$2,432,815
$25 Par (or similar) Retail Preferred	72,431	—	—		72,431
Corporate Bonds	—	128,269,256	—		128,269,256
Variable Rate Senior Loan Interests	—	867,786,022	—		867,786,022
Short-Term Investments:
Repurchase Agreements	—	85,775,064	—		85,775,064
Total	$107,155	$1,084,228,433	$—		$1,084,335,588

Nuveen Investments	67

Notes to Financial Statements (continued)

Symphony High Yield Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$12,767,295	$—	$12,767,295
Variable Rate Senior Loan Interests	—	1,022,343	—	1,022,343
Convertible Bonds	—	169,203	—	169,203
Short-Term Investments:
Repurchase Agreements	—	1,923,565	—	1,923,565
Total	$—	$15,882,406	$—	$15,882,406
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

68	Nuveen Investments

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Symphony Credit Opportunities	Fixed Income Clearing Corporation	$64,828,342	$(64,828,342)	$—
Symphony Floating Rate Income	Fixed Income Clearing Corporation	85,775,064	(85,775,064)	—
Symphony High Yield Bond	Fixed Income Clearing Corporation	1,923,565	(1,923,565)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would

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Notes to Financial Statements (continued)

be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Symphony Credit Opportunities invested in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Symphony Credit Opportunities
Average notional amount of credit default swap contracts outstanding*	$3,300,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by Symphony Credit Opportunities as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Symphony Credit Opportunities
Credit	Swaps	Unrealized appreciation on credit default swaps**	$172,096	—	$—
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps*	Gross Unrealized (Depreciation) on Credit Default Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Symphony Credit Opportunities	JPMorgan	$172,096	$—	$—	$172,096	$(172,096)	$—
*	Represents gross unrealized appreciation (deprecation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Symphony Credit Opportunities	Credit	Swaps	$698,817	$172,096

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

70	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/15		Year Ended 9/30/14
Symphony Credit Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,413,888	$95,144,627	12,204,830	$278,119,939
Class C	960,690	20,671,618	4,597,941	104,611,847
Class R6	450,821	9,932,958	—	—
Class I	13,658,475	292,901,955	29,034,361	661,677,397
Shares issued to shareholders due to reinvestment of distributions:
Class A	587,427	12,496,825	894,442	20,362,864
Class C	323,854	6,868,508	253,275	5,750,771
Class R6	24,888	527,515	—	—
Class I	1,770,547	37,600,219	1,334,571	30,349,922
	22,190,590	476,144,225	48,319,420	1,100,872,740
Shares redeemed:
Class A	(9,432,042)	(201,197,502)	(11,777,510)	(268,655,918)
Class C	(3,281,135)	(69,722,126)	(1,059,754)	(24,074,601)
Class R6	(36,772)	(790,727)	—	—
Class I	(20,563,458)	(438,124,092)	(9,346,869)	(212,362,254)
	(33,313,407)	(709,834,447)	(22,184,133)	(505,092,773)
Net increase (decrease)	(11,122,817)	$(233,690,222)	26,135,287	$595,779,967

	Year Ended 9/30/15		Year Ended 9/30/14
Symphony Floating Rate Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,137,755	$105,226,310	7,924,245	$166,141,015
Class C	886,113	18,130,182	1,163,669	24,357,525
Class R6	1,227	25,000	—	—
Class I	24,527,257	501,320,792	36,531,635	766,570,433
Shares issued to shareholders due to reinvestment of distributions:
Class A	297,226	6,055,706	251,328	5,268,605
Class C	70,500	1,436,225	55,850	1,169,253
Class R6	—	—	—	—
Class I	2,070,454	42,252,265	1,396,035	29,263,204
	32,990,532	674,446,480	47,322,762	992,770,035
Shares redeemed:
Class A	(3,832,231)	(78,308,109)	(6,082,455)	(127,557,648)
Class C	(586,147)	(11,961,848)	(689,326)	(14,418,332)
Class R6	—	—	—	—
Class I	(28,657,058)	(584,458,577)	(11,850,725)	(248,683,310)
	(33,075,436)	(674,728,534)	(18,622,506)	(390,659,290)
Net increase (decrease)	(84,904)	$(282,054)	28,700,256	$602,110,745

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Notes to Financial Statements (continued)

	Year Ended 9/30/15		Year Ended 9/30/14
Symphony High Yield Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	524,300	$10,396,279	3,711,979	$82,326,294
Class C	39,543	701,696	27,593	614,102
Class I	506,859	9,369,609	831,242	18,799,451
Shares issued to shareholders due to reinvestment of distributions:
Class A	50,123	872,222	196,116	4,401,409
Class C	6,366	109,150	897	20,151
Class I	36,627	631,936	12,017	271,139
	1,163,818	22,080,892	4,779,844	106,432,546
Shares redeemed:
Class A	(808,401)	(16,126,946)	(5,014,421)	(113,180,598)
Class C	(19,825)	(348,732)	(8,653)	(193,770)
Class I	(459,813)	(8,799,008)	(453,221)	(10,219,652)
	(1,288,039)	(25,274,686)	(5,476,295)	(123,594,020)
Net increase (decrease)	(124,221)	$(3,193,794)	(696,451)	$(17,161,474)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Purchases	$401,728,691	$439,770,871	$24,903,379
Sales and maturities	666,942,872	445,489,741	30,292,415

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of September 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Cost of investments	$983,885,769	$1,136,408,114	$18,099,255
Gross unrealized:
Appreciation	$6,854,434	$3,297,357	$32,935
Depreciation	(131,684,524)	(55,369,883)	(2,249,784)
Net unrealized appreciation (depreciation) of investments	$(124,830,090)	$(52,072,526)	$(2,216,849)

72	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, treatment of notional principal contracts, complex securities character adjustments, return of capital distributions and distribution reallocations resulted in reclassifications among the Funds’ components of net assets as of September 30, 2015, the Funds’ tax year end, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Capital paid-in	$(1)	$(24,232)	$(31,924)
Undistributed (Over-distribution of) net investment income	2,286,103	701,116	92,873
Accumulated net realized gain (loss)	(2,286,102)	(676,884)	(60,949)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2015, the Funds’ tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Undistributed net ordinary income[1],2	$10,400,258	$7,497,394	$—
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2015 through September 30, 2015, and paid on October 1, 2015.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2015 and September 30, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Distributions from net ordinary income[2]	$65,225,645	$51,182,063	$3,622,122
Distributions from net long-term capital gains[3]	4,057,187	—	47,169
Return of capital	—	—	31,924

2014
Distributions from net ordinary income[2]	$62,122,125	$34,381,713	$5,190,396
Distributions from net long-term capital gains	2,131,349	22,519	—
Return of capital	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2015.

As of September 30, 2015, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Symphony Credit Opportunities	Symphony Floating Rate Income
Capital losses to be carried forward – not subject to expiration	$13,456,179	$8,796,040

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Symphony High Yield Bond
Post-October capital losses[4]	$386,946
Late-year ordinary losses[5]	—
[4]	Capital losses incurred from November 1, 2014 through September 30, 2015, the Funds’ tax year end.
[5]	Ordinary losses incurred from January 1, 2015 through September 30, 2015, and/or specified losses incurred from November 1, 2014 through September 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s

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Notes to Financial Statements (continued)

shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
For the first $125 million	0.4500%	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375	0.4375
For the next $250 million	0.4250	0.4250	0.4250
For the next $500 million	0.4125	0.4125	0.4125
For the next $1 billion	0.4000	0.4000	0.4000
For net assets over $2 billion	0.3750	0.3750	0.3750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2015, the complex-level fee rate for each Fund was 0.1646%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	N/A	N/A	1.35%
Symphony Floating Rate Income	0.85%	September 30, 2016	1.10
Symphony High Yield Bond	0.85	September 30, 2016	N/A
N/A	– Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Sales charges collected (Unaudited)	$276,408	$240,013	$9,275
Paid to financial intermediaries (Unaudited)	254,045	226,951	8,257

74	Nuveen Investments

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Commission advances (Unaudited)	$274,815	$340,725	$6,123

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
12b-1 fees retained (Unaudited)	$486,290	$160,419	$4,860

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
CDSC retained (Unaudited)	$95,879	$43,772	$131

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Symphony Floating Rate Income	Symphony High Yield Bond
Class A Shares	—	2,500
Class C Shares	—	2,500
Class R6 Shares	1,227	—
Class I Shares	—	473,594

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Borrowing Arrangements

During the period October 1, 2014 through July 31, 2015, the following Funds had entered into a 364-day revolving line of credit (“Borrowings”), renewable annually, with their custodian bank to provide the Funds with a source of liquidity to meet temporary demands of the Funds. On November 21, 2014, Symphony Floating Rate Income renewed its Borrowings with its custodian, at which time the maximum commitment amount was increased to $150,000,000 from $100,000,000 and the commitment fee on the unused portion of the Borrowings was increased to 0.150% from 0.125%. The Fund also incurred a one-time closing fee of 0.10% on the new maximum commitment amount. On July 31, 2015, the Funds terminated their Borrowings with the custodian.

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Notes to Financial Statements (continued)

Each Fund’s maximum commitment amount under its Borrowings was as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Maximum commitment amount	$150,000,000	$150,000,000

Interest charged on these Borrowings was calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. The Funds also accrued a per annum commitment fee on the unused portion of the Borrowings and recognized a one-time closing fee incurred on the renewal and/or subsequent amendments and the maximum commitment amount.

Fees incurred on the Borrowings were recognized as a component of “Other expenses” on the Statement of Operations.

During the period October 1, 2014 through July 31, 2015, the Funds did not utilize these Borrowings.

During the current fiscal period, Symphony High Yield participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2014, the Fund utilized $4,163 of the Unsecured Credit Line at an annualized interest rate of 1.34% of the Fund’s outstanding balance.

During July 2015, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Funds. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds did not utilize this facility.

10. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

76	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	77

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Aggregate Bond Index: The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Custom Benchmark Index: An index comprised 60% of the BofA/Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The BofA/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

78	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser

80	Nuveen Investments

analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one- and three--year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen Symphony High Yield Bond Fund (the “High Yield Bond Fund”), which did not exist for part of the foregoing time frame). In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Symphony Credit Opportunities Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period and the second quartile in the three-year period. Although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three-year period.

For Nuveen Symphony Floating Rate Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one- and three-year periods and, although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three-year period.

For the High Yield Bond Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one-year period. The Board recognized that the Fund being overweight in lower rated bonds and bonds issued by oil related energy companies was the prime detractor to the Fund’s performance. The Board noted, however, that the Fund was relatively new with a performance history that was too short for a conclusive assessment of its limited performance record.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Funds had a net management fee and a net expense ratio below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers. With respect to the Sub-Adviser, such other clients included equity and taxable fixed-income hedge funds and the Board reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the

82	Nuveen Investments

client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through the adoption of temporary and/or permanent expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	196
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	196
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	196
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	196

Nuveen Investments	85

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	196
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	196
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	196
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	196
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	196

86	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	196
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	196

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	197
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	197
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	197

Nuveen Investments	87

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	197
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	197
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	197
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	197
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	197
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	197
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	197

88	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	89

Notes

90	Nuveen Investments

Notes

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-SCFR-0915D        12131-INV-Y-11/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended September 30, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	35,500	0	0	0
Nuveen Symphony Floating Rate Income Fund	33,500	0	0	0
Nuveen Symphony High Yield Bond Fund	31,500	0	0	0

Total	$100,500	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%
Nuveen Symphony High Yield Bond Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	35,500	0	0	0
Nuveen Symphony Floating Rate Income Fund	33,500	0	0	0
Nuveen Symphony High Yield Bond Fund	31,500	0	0	0

Total	$100,500	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%
Nuveen Symphony High Yield Bond Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Credit Opportunities Fund	0	0	0	0
Nuveen Symphony Floating Rate Income Fund	0	0	0	0
Nuveen Symphony High Yield Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Credit Opportunities Fund	0	0	0	0
Nuveen Symphony Floating Rate Income Fund	0	0	0	0
Nuveen Symphony High Yield Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 4, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 4, 2015